BioSafe International, Inc.


                                September 9, 1997

Via EDGAR
Filing Desk
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      BioSafe International, Inc.
                  Preliminary Proxy Materials

Ladies and Gentlemen:

         In connection with the Company's Special Meeting of Stockholders in Lieu of Annual Meeting ("Special Meeting") scheduled for October 24, 1997, please find enclosed for filing the documents listed below:


                  1. Notice of Special Meeting and accompanying Proxy Statement for BioSafe International, Inc. ("Company");
                  2. Exhibit A to the Proxy Statement: Agreement and Plan of Merger;
                  3. Exhibit B to the Proxy Statement: Bylaws of Waste Systems International, Inc. ("Waste Systems");
                  4. Exhibit C to the Proxy Statement: Amended and Restated Certificate of Incorporation of Waste Systems;
                  5. Exhibit D to the Proxy Statement: Nevada Revised Statutes regarding dissenters' rights;
                  6.       Proxy card for common stockholders;
                  7.       Proxy card for preferred stockholders;



         The Company intends to file a Registration Statement on Form S-8 as soon as possible following stockholder approval at the Special Meeting to register the additional shares which the Company intends to authorize under its Amended and Restated 1995 Stock Option and Incentive Plan. If you have any questions or require any additional information, please contact the undersigned at (617) 497-4500.



                                   Sincerely,



                                    Robert Rivkin
                                    Secretary

                           BioSafe International, Inc.

                                10 Fawcett Street
                          Cambridge, Massachusetts 02138

                                 ---------------

          NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FRIDAY, OCTOBER 24, 1997

                                 ---------------

     NOTICE IS HEREBY GIVEN that a Special Meeting in lieu of the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of BioSafe International, Inc. ("BioSafe" or the "Company") will be held on Friday, October 24, 1997 at 10:00 a.m. at the offices of oodwin, Procter & Hoar LLP, 53 State Street, Boston, MA 02109, for the following purposes:

         1.       To elect the directors of the Company;

         2. To act upon a proposal to approve the change of the Company's state of incorporation from Nevada to Delaware, through a merger of the Company into a wholly-owned subsidiary, and all effects thereof, including (a) the conversion of the outstanding Company securities into corresponding securities of the surviving corporation, (b) certain amendments to the Corporation's Articles of Incorporation and By-laws as described in the accompanying Proxy Statement and
(c) an increase in the Company's authorized common stock, $.001 par value per share (the "Common Stock"), from 100,000,000 shares to 150,000,000 shares;

         3. To act upon a proposal to approve an amendment to the Company's 1995 Stock Option and Incentive Plan, as amended, to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from 1,500,000 shares to 8,500,000 shares;

         4. To act upon a proposal to approve an amendment to the Company's 1995 Stock Option Plan for Non-Employee Directors to provide for the grant to each newly-elected non-employee director of an option to purchase 20,000 shares of the Company's Common Stock upon such election;

         5. To act upon a proposal to ratify the Board of Directors' selection of KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year; and

         6. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

         Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

         The Board of Directors has fixed the close of business on September 10, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's Common Stock and Series A Preferred Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

         You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                           By Order of the Board of Directors

                                           Robert Rivkin
                                           Secretary
Cambridge, MA
September 19, 1997

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                           BioSafe International, Inc.



                                10 Fawcett Street
                         Cambridge, Massachusetts 02138

                                ---------------

                                 PROXY STATEMENT

                                ---------------

          FOR 1997 SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held on Friday, October 24, 1997

                                                            September 19, 1997


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BioSafe International, Inc. ("BioSafe" or the "Company") for use at the 1997 Special Meeting in Lieu of Annual Meeting of Stockholders of the Company to be held on Friday, October 24, 1997, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote on five proposals. The first action that the stockholders will take will be to elect directors to the Company's Board of Directors. The second proposal that the stockholders will consider is a proposal to change the state of the Company's incorporation from Nevada to Delaware. The reincorporation will be effected by a merger (the "Merger") of the Company into a wholly owned subsidiary (the "Delaware Company"). Upon consummation of the Merger, each outstanding Company security shall be converted into a corresponding security of the surviving corporation and the surviving corporation shall adopt the Delaware Company's Certificate of Incorporation (the "Delaware Certificate") and Bylaws (the "Delaware Bylaws," together with the Delaware Certificate, the "Delaware Charter Documents"). In connection with the Merger, the Articles of Incorporation and By-laws of the Company will be subject to certain changes as set forth in the Delaware Charter Documents. Throughout this Proxy Statement, the term "Merger" shall refer the merger of the Company into the Delaware Company and all effects thereof. The third proposal that the stockholders will consider is a proposal to approve an amendment to the Company's 1995 Stock Option and Incentive Plan (the "Plan"), to increase the number of shares of the Company's common stock, $.001 par value per share (the "Common Stock"), reserved for issuance thereunder from 1,500,000 shares to 8,500,000 shares. The fourth proposal is a proposal to amend the Company's 1995 Stock Option Plan for Non-Employee Directors (the "Director Plan") to provide for the grant to each newly elected director of an option to purchase 20,000 shares of the Company's Common Stock upon such election. The final proposal is a proposal to ratify the Board of Directors' selection of KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year. The stockholders will also act upon any other matters properly brought before them.

         References in this Proxy Statement to exhibits shall refer to the particular exhibits attached to this Proxy Statement. The use in this Proxy Statement of the masculine pronoun shall be deemed to include the feminine or neuter, as the context may require.

         This Proxy Statement and the accompanying Notice and Proxy Card are first being sent to stockholders on or about September 19, 1997. The Board of Directors has fixed the close of business on September 10, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's Common Stock and Series A Preferred Stock, $.001 par value per share (the "Preferred Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Holders of the

Company's Common Stock entitled to vote will be entitled to one vote for each share of Common Stock that they hold. Holders of the Company's Preferred Stock entitled to vote shall be entitled to the number of votes equal to the number of shares of Common Stock into which their Preferred Stock is convertible. As of the Record Date, the total number of common share equivalents eligible to vote at the Annual Meeting was 52,286,542, consisting of 18,195,904 shares of Common Stock and 95,880 shares of Preferred Stock convertible into an aggregate of 34,090,638 shares of Common Stock.

         The presence, in person or by proxy, of holders of at least one-third of the total voting power represented by outstanding shares of Common Stock and Preferred Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of a majority of the outstanding voting power of the Company is required to approve the Merger. The affirmative vote of the holders of a majority of the votes cast with a quorum present at the Annual Meeting is required for the election of directors, the amendment to the Plan, the amendment to the Director Plan, the ratification of the Company's auditors and the approval of other matters properly presented at the Annual Meeting for stockholder approval. Abstentions constitute a vote "against" a matter in determining the "votes cast" for purposes of electing directors, amending the Plan, amending the Director Plan and ratifying the Company's auditors. Broker "non-votes," or proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote such shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power, will be treated in the same manner as abstentions with respect to the election of directors and the ratification of auditors, but will be disregarded with respect to other matters. Both abstentions and broker non-votes will be counted in determining the presence of a quorum at the Special Meeting.

         Stockholders of the Company are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the Proxy Card. If a properly executed Proxy Card is submitted and no instructions are given, the shares of Common Stock represented by that proxy will be voted FOR the election of the seven nominees for directors of the Company named in this Proxy Statement, FOR the Merger, FOR approval of the amendment to the 1995 Stock Option and Incentive Plan, FOR approval of the amendment to the 1995 Stock Option Plan for Non-Employee Directors, and FOR ratification of the Board of Directors' selection of KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

         A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

         The Company's Annual Report on Form 10-K, including financial statements for the fiscal year ended December 31, 1996, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report on Form 10-K, however, is not part of the proxy solicitation material.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


         The Board of Directors has nominated seven individuals to serve as directors of the Company (the "Nominees"), including four Nominees to be elected by the holders of the Company's outstanding Preferred Stock and three Nominees to be elected by all the stockholders. All of the Nominees are currently serving as directors of the Company. The Board of Directors anticipates that each of the Nominees will serve, if elected, as a director. However, if any of the Nominees is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

         The Board of  Directors  recommends a vote FOR the Nominees.


Information Regarding Nominees and Executive Officers

         The following table and biographical descriptions set forth certain information as of September 22, 1997, unless otherwise specified, with respect to the seven Nominees, including all of the executive officers of the Company, based on information furnished to the Company by each director and officer.

                                    Directors
                                    ---------

                                                 Amount and Nature of
                                      Director   Beneficial Ownership    Percent
Name                            Age     Since     of Common Stock       of Class
----                            ---   --------   --------------------   --------


    General Nominees

Jay Matulich                     43     1995          34,500(1)             *
Philip W. Strauss                48     1996         338,889(2)             *
Robert Rivkin                    38     1997         339,764(3)             *

    Nominees for election by Preferred Stock

David J. Breazzano               41     1997               0(4)             *
Charles Johnston                 62     1997          20,000(5)             *
Judy K. Mencher                  40     1997               0(4)             *
William B. Philipbar             71     1997          20,000(6)             *

--------------

* Less than one percent.

(1)    Includes  32,000 shares of Common Stock  currently owned and 2,500 shares
       subject  to  stock   options   which  are  fully  vested  and   currently
       exercisable.

(2) Includes 250 shares of Preferred Stock convertible into 88,889 shares of Common Stock and 250,000 shares subject to stock options which are fully vested and currently exercisable.

(3) Includes 875 shares of Common Stock currently owned, 250 shares of Preferred Stock convertible into 88,889 shares of Common Stock and 250,000 shares subject to stock options which are fully vested and currently exercisable.

(4) Excludes those shares owned by B III Capital Partners, L.P. ("B III"), which Ms. Mencher and Mr. Brezzano may be deemed to beneficially own as a result of Ms. Mencher's and Mr. Brezzano's interest in DDJ Capital Management, LLC ("DDJ"), which is the investment manager to B III and an affiliate to the general partner of B III. Both Ms. Mencher and Mr. Brezzano are managing members of DDJ.

(5) Includes 20,000 shares subject to stock options which are fully vested and currently exercisable.

(6) Includes 20,000 shares subject to stock options which are fully vested and currently exercisable.

         The Board of Directors has nominated seven individuals to serve as Directors of the Company for the coming year, including four who are to be elected by class vote of the Preferred Stock.


         Jay J. Matulich. Mr. Matulich is a Managing Director of International Capital Growth Limited ("ICG"), formerly Capital Growth International L.L.C. and U.S. Sachem Financial Consultants, L.P. From May 1990 to October 1994, Mr. Matulich was a Vice President of Gruntal & Co., Incorporated, investment bankers. Mr. Matulich was elected to the Board of Directors in March 1995 pursuant to an agreement between the Company and Capital Growth, in connection with Capital Growth's role as placement agent for certain securities of the Company. That agreement, which expires in March 1998, requires Mr. Matulich be nominated for election to at least three one-year terms.

         Philip W. Strauss. Mr. Strauss has been the Chief Executive Officer and President since March 27, 1996 and Chairman of the Board since
June 24, 1996. Previously Mr. Strauss had been Executive Vice President and Chief Operating Officer of the Company since September 19, 1995. He has 24 year of experience in project, business and corporate development. Mr. Strauss was co-founder of BioMedical Waste Systems, Inc., a publicly-held waste management firm, where he served as Executive Vice President from its inception in 1987 until May 1992 and as a Director from inception until May 1993.

         Robert Rivkin. Mr. Rivkin, a Certified Public Accountant, has been Vice President of BioSafe since July 1994, Chief Financial Officer since March 1995, Secretary since May 1995 and Treasurer since June 1996. Prior to joining BioSafe, Mr. Rivkin was a principal at The Envirovision Group Inc., a full service environmental engineering, consulting and contracting company, where he was responsible for finance, marketing and strategic planning. Previously, Mr. Rivkin practiced public accounting in New York, where he specialized in mergers and acquisitions, initial public offerings and SEC reporting.

         David J. Breazzano. Mr. Breazzano is one of the three principals at DDJ Capital Management, LLC, which was established in 1996. He has over 17 years of investment experience and served as a Vice President and Portfolio Manager at Fidelity Investments ("Fidelity") from 1990 to 1996. Prior to joining Fidelity, Mr. Breazzano was President and Chief Investment Officer of the T. Rowe Price Recovery Fund.

         Charles Johnston. Mr. Johnston serves as Chairman of Ventex Technology in Riviera Beach, Florida, AFD Technologies in Jupiter, Florida, and ISI Systems, a subsidiary of Teleglobe Corp. in Montreal, Quebec. In 1969, Mr. Johnston founded ISI Systems, which pioneered insurance industry software.
Mr. Johnston also serves as a Trustee of Worcester Polytechnic Institute in Worcester, Massachusetts, and as a Director of Spectrum Signal Processing in Vancouver, British Columbia, and Kideo Productions and Infosafe Systems, both in New York City.

         Judy K. Mencher. Ms. Mencher is one of the three principals at DDJ Capital Management, LLC, which was established in 1996. From 1990 to 1996, Ms. Mencher was at Fidelity working in the Distressed Investing Group. Prior to joining Fidelity in 1990, Ms. Mencher was a Partner at the law firm of Goodwin, Procter & Hoar LLP specializing in bankruptcy and creditors' rights.

         William B. Philipbar. Mr. Philipbar was first elected a Director of the Company on May 8, 1996. He resigned as a Director of the Company on June 24, 1997 and was reelected to the Board on August 20, 1997. He is currently a Director of Matlack Systems, Inc., Rollins Truck Leasing Corp.
and Rollins Environmental Services, Inc. Until 1995 he was also a Director of Charles River Ventures, a company that he continues to serve as an advisor.

Senior Executive Officers Who Are Not Directors

         Joseph E. Motzkin.    Mr. Motzkin has been a Vice President of BioSafe
since August 1996. Prior to joining BioSafe, he was a Manager at Laidlaw Waste Systems and Prins Recycling Corporation, where he operated landfills, established recycling programs, and directed sales programs and customer service
activities.   Mr. Motzkin has 26 years in the solid waste management business.

The Board of Directors and Its Committees

Board of Directors

         The Company is currently managed by a seven-member Board of Directors, a majority of whom are independent of the Company's management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

         Pursuant to the Certificate of Designations, Preferences and Rights adopted June 25, 1997 with respect to the Company's Preferred Stock, the holders of the Preferred Stock are entitled to elect four members of the Board, two of whom shall be elected by B-III Capital Partners, L.P. ("B III"), subject to certain maintenance of ownership requirements.

         Prior to June 24, 1997, the Board was comprised of six members, four of whom resigned on that date. On June 30, 1997, the Board elected Robert Rivkin, Vice President and Chief Financial Officer of the Company, to one of the vacancies on the Board. At the same meeting, pursuant to an agreement with certain purchasers of the Company's Preferred Stock, the Board elected Bart Grenier, David J. Breazzano and Charles Johnston to serve as directors.

         The Board of Directors held 10 meetings during fiscal year 1996 and seven meetings through June 30, 1997. Each of the Company's directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of the Company of which he was a member.

         The Board of Directors has appointed an Audit Committee and a Compensation Committee.

         Compensation Committee. The Compensation Committee currently consists of Messrs. Johnston and Strauss and Ms. Mencher. Prior to June 24, 1997, the Compensation Committee consisted of Messrs. Matulich, Barry Simmons and Bill Taylor. The Compensation Committee makes recommendations and exercises all powers of the Board of Directors in connection with certain compensation matters, including incentive compensation and benefit plans. The Compensation Committee (excluding Mr. Strauss) administers, and has authority to grant awards under, the Plan to the employee directors and management of the Company and its subsidiaries and other key employees. The Compensation Committee met one time in 1996 and on July 3, 1997.

         Audit Committee. The Audit Committee currently consists of Messrs. Breazzano, Matulich and Philipbar. Prior to June 24, 1997, the Audit Committee consisted of Messrs. Matulich, Philipbar and Daniel Shannon. The Audit Committee is empowered to recommend to the Board the appointment of the Company's independent public accountants and to periodically meet with such accountants to discuss their fees, audit and non-audit services, and the internal controls and audit results for the Company. The Audit Committee also is empowered to meet with the Company's accounting personnel to review accounting policies and reports. The Audit Committee met one time during 1996.

Director Compensation

         The Company does not currently pay cash compensation to its directors. Non-employee directors are entitled to stock option grants under the Director Plan. See "Proposal 4 -- Approval of Amendment to 1995 Stock Option Plan for Non-Employee Directors."

Executive Compensation

         Summary Compensation Table. The following table sets forth the aggregate cash compensation paid by the Company with respect to the fiscal years ended December 31, 1996, 1995 and 1994 to the Company's Chief Executive Officer and the one other senior executive officer in office on December 31, 1996 who earned at least $100,000 in cash compensation during 1996 (the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE


                                                                     Long-Term
                                                                   Compensation
                                                                      Awards
                                                      Annual       ------------
                                                    Compensation      Shares
                                                    ------------    Underlying
                                                       Salary        Options
Name and Principal Position             Year            ($)             (#)
---------------------------             ----         -----------   ------------

Philip Strauss(1)                      1996           150,000        250,000(2)
Chairman of the Board,
President and Chief                    1995            43,750        200,000
Executive Officer                      1994

Robert Rivkin                          1996           150,000        206,250
Vice President, Chief Financial        1995           150,000              0
Officer, Secretary and Treasurer       1994            75,000         43,750

Richard H. Rosen (3)                   1996            45,000              0
Chief Executive Officer, President     1995           180,000              0
and Treasurer                          1994           180,000        175,000

-----------------

(1) Mr. Strauss has been the Chief Executive Officer and President since March 27, 1996 and Chairman of the Board since June 24,1996. Previously Mr. Strauss had been Executive Vice President and Chief Operating Officer since September 19, 1995.

(2) Includes the options to acquire 200,000 shares of Common Stock granted in 1995 and repriced in 1996.

(3) Dr. Richard H. Rosen resigned from all offices and positions with the Company on March 27, 1996.

         Option Grants in Fiscal Year 1996. The following table sets forth the options granted during fiscal year 1996 and the value of the options held on December 31, 1996 by the Company's named executive officers.


                        OPTION GRANTS IN FISCAL YEAR 1996
                        ---------------------------------

                                 Percent of
                  Number of     Total Options                          Grant
                   Shares        Granted to   Exercise or               Date
                 Underlying     Employees in  Base Price  Expiration  Present
Name           Options Granted   Fiscal Year  ($ /share)     Date     Value $(1)
-------------- ---------------  ------------- ----------- ----------  ---------
Philip Strauss   250,000             34%       $2.25          2006     $204,250

Robert Rivkin    206,250             28%       $2.25          2006     $168,506


(1) The grant date present value was determined using the Black Scholes option pricing model with the following weighted average assumptions: volatility, 30%; expected dividend yield, 0%; risk free interest rate, 5.3% and expected life, 5 years.

         Option Exercises and Year-End Holdings. The following table sets forth the options exercised during fiscal year 1996 and the value of the options held on December 31, 1996 by the Company's Named Executive Officers.



                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996
                     AND FISCAL YEAR-END 1996 OPTION VALUES

                                               Number of
                                               Securities           Value of
                                               Underlying         Unexercised
                                               Unexercised        in-the-Money
                                                 Options            Options
                    Shares                       at Fiscal         at Fiscal
                 Acquired On         Value     Year-End (#)       Year-End ($)
                  Exercise          Realized   Exercisable/       Exercisable/
Name                (#)                ($)     Unexercisable     Unexercisable
---------------------------------------------  -------------     -------------
Philip Strauss       0                 0           250,000/0             0
Robert Rivkin        0                 0           250,000/0             0
Richard H. Rosen     0                 0                   0             0

         Option Repricings.  The following table sets forth the options repriced during fiscal year 1996.

                            10-YEAR OPTION REPRICING
                            ------------------------

         During 1996, the Company lowered the exercise price of options granted to all Company employees, including the Named Executives, in lieu of raising salaries. The revised exercise price was $2.25.

Submitted by the Compensation Committee:

         Jay Matulich
         Barry Simmons
         B.G. Taylor
                                                                       Length
                                                                    of Original
                         Number of    Market                            Option
                         Securities  Price of   Exercise                Term
                         Underlying  Stock at   Price at     New      Remaining
                          Options     Time of   Time of    Exercise  at Date of
                         Repriced    Repricing  Repricing    Price    Repricing
Name            Date       (#)          ($)        ($)       ($ )
--------------  -------  ----------- ---------  ---------- --------- ----------

Philip Strauss  6/28/96    200,000     $2.25       $5.44     $2.25     9 years

         Employment Agreements. On June 30, 1997, the Company and Mr. Strauss entered into an employment agreement. The terms of the agreement provide (i) that Mr. Strauss shall serve as the Company's President and Chief Executive Officer, (ii) that he receive a salary of $175,000 per year and (iii) that he agree not to compete with the Company following termination of his employment for a period of one year following the termination. In the event that Mr. Strauss is terminated for cause, he shall not be bound to the non-competition provisions. The Company's agreement with Mr. Strauss is effective until June 30, 1999 and, absent ninety-day notice from other party to the contrary, shall be extended automatically for subsequent one-year terms upon the expiration of the agreement. The Company's agreement with Mr. Strauss may be terminated at any time by the mutual consent of the parties.

         On June 30, 1997, the Company and Mr. Rivkin entered into an employment agreement. The terms of the agreement provide (i) that Mr. Rivkin shall serve as the Company's Vice President, Chief Financial Officer, Secretary and Treasurer,
(ii) that he receive a salary of $175,000 per year and (iii) that he agree not to compete with the Company following termination of his employment for a period of one year following the termination. In the event that Mr. Rivkin is terminated for cause, he shall not be bound to the non-competition provisions. The Company's agreement with Mr. Rivkin is effective until June 30, 1999 and, absent ninety-day notice from other party to the contrary, shall be extended automatically for subsequent one-year terms upon the expiration of the agreement. The Company's agreement with Mr. Rivkin may be terminated at any time by the mutual consent of the parties.

Stock Performance Graph

         The Securities and Exchange Commission requires the Company to present a chart comparing the cumulative total shareholder return on its Common Stock with the cumulative total shareholder return of (i) a broad equity market index and (ii) a published industry index or peer group. Although such a chart would normally be for a five-year period, the Common Stock has been listed on the Nasdaq SmallCap Market only since November 14, 1995 and, as a result, the following chart reflects only the period during which the Common Stock has been listed on that market. The chart compares the Common Stock with (i) the Center for Research in Security Prices Nasdaq Market Value Index (the "Nasdaq Index") and (ii) the Center for Research in Security Prices Waste Management Industry Index (the "Waste Management Index"). The total return for each of the Common Stock, the Nasdaq Index and the Waste Management Index assumes the reinvestment of dividends, although dividends have not been declared on the Company's Common Stock. This chart assumes an initial investment of approximately $100 on November 14, 1995 in the stocks comprising the Nasdaq Index and the stocks comprising the Waste Management Index and an initial investment of $92 in the Company's Common Stock. The Nasdaq Index tracks the aggregate price performance of all domestic equity securities traded on the Nasdaq Market.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Date        BSFE           Nasdaq         Industry Group
--------    --------       -----------    -------------
11/30/95      92              101.802        101.463
12/01/95      89.333          101.26         107.864
01/31/96      80              101.761        108.918
02/29/96      72              105.639        107.162
03/29/96      64              105.99         113.085
04/30/96      60              114.785        115.776
05/31/96      74.667          120.055        130.935
06/28/96      48              114.642        133.349
07/31/96      38.667          104.431        116.258
08/30/96      29.33           110.282        124.823
09/30/96      30.667          118.72         136.75
10/31/96      26.667          117.407        137.791
11/29/96      20.667          124.67         142.706
12/31/96      14              124.542        138.488

Report of the Compensation Committee

         The Compensation Committee's executive compensation philosophy is to establish competitive levels of compensation, link management's pay to the achievement of the Company's performance goals, and enable the Company to attract and retain qualified management. The Company's compensation policies seek to align the financial interests of senior management of the Company with those of the stockholders.

         Base Salary. The Company has established base salary levels for senior management based on a number of factors, including market salaries for such positions, the responsibilities of the position, the experience, and the required knowledge of the individual. The Compensation Committee attempts to fix base salaries on a basis generally in line with base salary levels for comparable companies.

         Incentive Compensation. During each fiscal year the non-employee directors who are members of the Compensation Committee may consider granting senior executives of the Company awards under the Plan. Such awards are based on various factors, including both corporate and individual performance during the preceding year and incentives to reach certain goals during future years.

Submitted by the Compensation Committee:

         Jay Matulich
         Barry Simmons
         B.G. Taylor

Compensation Committee Interlocks and Insider Participation

         B.G. Taylor, Jay Matulich and Dr. Simmons served on the Compensation Committee in 1996. No member of the Compensation Committee in 1996 ever served as an officer of the Company.

Principal Stockholders

         The following table presents information as to all directors and senior executive officers of the Company as of June 30, 1997 and persons or entities known to the Company to be beneficial owners of more than 5% of the Company's
Common Stock as of June 30, 1997, unless otherwise indicated, based on representations of officers and directors of the Company and filings received by the Company on Schedules 13D and 13G or Form 13F under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                              Beneficial Ownership
                              --------------------

Directors, Executive Officers          Shares of Common Stock          Percent
and 5% Stockholders(1)                   Beneficially Owned            of Class
--------------------------------      --------------------------   ------------


B-III Capital Partners, L.P.(2)            17,777,778                   34.00%
c/o DDJ Capital Management, LLC
141 Linden Street
Wellesley, MA 02181

David J. Breazzano(3)                               0                      *

Richard Brothers(4)                         3,022,222                    5.78%
P.O. Box 269
Waitsfield, VT 05673

Charles Johnston(5)                            20,000                      *

Jay Matulich(6)                                34,500                      *
Judy K. Mencher(3)                                  0                      *

Joseph Motzkin(7)                             104,514                      *

William B. Philipbar(8)                        20,000                      *

Robert Rivkin (9)                              339,764                      *
Philip W. Strauss(10)                         338,889                      *

All directors and officers as a             2,635,445                    5.04%
group (8 persons)


-------------------------

*        less than 1%

(1) The persons named in the table have sole voting and investing power with respect to all shares shown as beneficially owned by them subject to community property laws where applicable and the information contained in footnotes to this table.

(2) B-III Capital Partners, L.P. ("B III")owns 50,000 shares of Preferred Stock that are convertible into 17,777,778 shares of Common Stock. DDJ Capital Management, LLC ("DDJ") serves as the investment manager to B III; an affiliate of DDJ acts as the general partner of B III.

(3) Excludes those shares owned by B III, which Ms. Mencher and Mr. Brezzano may be deemed to beneficially own as a result of Ms. Mencher's and Mr. Brezzano's interest in DDJ. Both Ms. Mencher and Mr. Brezzano are managing members of DDJ.


(4) Includes 8,500 shares of Preferred Stock convertible into 3,022,222 shares of Common Stock.

(5) Includes 20,000 shares subject to stock options which are fully vested and currently exercisable.

(6) Includes 32,000 shares of Common Stock currently owned and 2,500 shares subject to stock options which are fully vested and currently exercisable.

(7) Includes 3,125 shares of Common Stock currently owned 250 shares of Preferred Stock convertible into 88,889 shares of Common Stock and 2,500 shares subject to stock options which are fully vested and currently exercisable.

(8) Includes 20,000 shares subject to stock options which are fully vested and currently exercisable.

(9) Includes 875 shares of Common Stock currently owned, 250 shares of Preferred Stock convertible into 88,889 shares of Common Stock and 250,000 shares subject to stock options which are fully vested and currently exercisable.

(10) Includes 250 shares of Preferred Stock convertible into 88,889 shares of Common Stock and 250,000 shares subject to stock options which are fully vested and currently exercisable.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the Nasdaq Small-Cap Market. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were satisfied, except that Mr. Joseph Motzkin inadvertently filed a Form 3 Statement of Beneficial Ownership of Securities, which was due on August 11, 1996, approximately 30 days late.

Certain Relationships and Transactions

         Jay Matulich, a Director of the Company, is a Managing Director of ICG, which holds 57,745 Placement Agent Warrants at an exercise price of $2.30 per share. ICG received these securities as part of a total compensation package including 200,000 shares of Common Stock and 720,000 Placement Agent Warrants, together with a gross fee of $808,000, as consideration for placement agent services rendered on behalf of the Company during March and April 1995. ICG was also the placement agent for the private placement of Units in October and November 1995 consisting of convertible debentures and Series F Warrants to overseas investors. In connection with this overseas offering, ICG received a fee calculated as 8% of gross proceeds, resulting in approximately $896,000, and 701,563 warrants to purchase shares of the Company's Common Stock at an exercise price of $10.00 per share. In June 1996, ICG was also the placement agent for an overseas' offering of the Company's Common Stock. In connection with this offering, ICG received a fee calculated at 8% of gross proceeds, resulting in approximately $513,000. In addition, the Company exchanged 701,563 Warrants exercisable at a price of $10 into 350,000 Warrants exercisable at a price of $3.50. Through March 29, 1996, ICG also had a continuing relationship with the Company pursuant to which ICG provided advisory and investment banking services to the Company, principally in connection with financing matters. The Company paid ICG $4,500 per month for such services, beginning on March 29, 1995. The terms of this relationship were comparable to terms that would have been obtainable from unaffiliated sources.

         B-III Capital Partners, L.P. holds 50,000 shares of the Company's Preferred Stock. B III purchased these securities in June 1997 from the Company during the Company's private placement. Holders of the Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, cumulative dividends at the annual rate of $8.00 per share for each of the three years following June 26, 1997, and at the annual rate of $14.00 per share thereafter. Dividends are payable annually in arrears on June 26 of each year, commencing on June 26, 1998, in preference to and with priority over dividends on the Common Stock. The Preferred Stock is convertible into Common Stock at a conversion price of $0.28125 per share of Common Stock, which conversion price may be reset to a lower conversion price upon the occurrence of certain events. The Preferred Stock is also redeemable at the Company's option after one year, subject to certain trading requirements. Each share of Preferred Stock entitles the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which each share of Preferred Stock is then convertible. The holders of the Preferred Stock have the right to vote together as a single class to elect four (4) directors to the Board of Directors of the Corporation, two of whom shall be designated by B III. B III has nominated Mr. Breazzano and Ms. Mencher to serve on the Company's Board of Directors.

                                   PROPOSAL 2
             APPROVAL OF CHANGE IN COMPANY'S STATE OF INCORPORATION
           FROM NEVADA TO DELAWARE INCLUDING CHANGE OF CORPORATE NAME
                           AND RELATED CHANGES TO THE
                     CERTIFICATE OF INCORPORATION AND BYLAWS


        For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its stockholders will be served by changing the state of incorporation of the Company from Nevada to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). Stockholders are urged to read carefully this section of this Proxy Statement, including the exhibits, before voting on the Reincorporation Proposal. Throughout the Proxy Statement, the terms the "Company" or "BioSafe" refer to the existing Nevada corporation and the terms "Delaware Company" or "Waste Systems" refer to Waste Systems International, Inc., a Delaware corporation and a wholly owned subsidiary of BioSafe. The Delaware Company is the proposed successor to BioSafe.

        As discussed below, the principal reasons for the Proposed Reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords. In connection with the Proposed
Reincorporation, the Company's name will be changed to "Waste Systems International, Inc." and certain changes will be made in the Company's Articles of Incorporation and By-Laws, including an increase in the number of shares of the Company's Common Stock authorized for issuance.

        The Reincorporation Proposal will be effected by merging BioSafe into the Delaware Company pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached hereto as Exhibit A. The Delaware Company has not previously conducted any business. Upon completion of the Merger, BioSafe will cease to exist, and the Delaware Company will own all of the Company's assets, assume its liabilities and carry on the Company's business activities without change under the name Waste Systems International, Inc.

        Under Nevada law, the affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of the Merger and the other terms of the Proposed Reincorporation. The Proposed Reincorporation has been unanimously approved by BioSafe's Board of Directors. If approved by the stockholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting. However, under the Merger Agreement, the Board of Directors of either BioSafe or the Delaware Company may abandon the Merger or amend the Merger Agreement (except that the principal terms may not be amended without stockholder approval) either before or after stockholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in either of their opinions, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement.

Effect of Reincorporation on Company

        This section provides a summary of the Merger's effect on the Company's capital stock, management, employee benefit plans and charter documents. Please refer to the section entitled "Comparison of Corporation Law of Delaware and Nevada and Application to the Merger" which begins on page 20 of this Proxy Statement.

                                Corporate Effect

        Capital Stock. Upon the Effective Date, each outstanding share of Common Stock shall automatically convert into one share of Delaware Company common stock, $.001 par value per share ("Delaware Common Stock"); each outstanding share of Preferred Stock of the Company will automatically convert into a share of Series A Preferred Stock, $.001 par value per share (the "Delaware Preferred Stock"), of the Delaware Company having identical terms and convertible into the same number of shares of Common Stock into which it was formerly convertible; each outstanding convertible debenture of the Company will automatically convert into a convertible debenture of the Delaware Company, having the same face amount and identical terms and convertible into the same number of shares of Delaware Common Stock as the number of shares of Common Stock into which it was formerly convertible; and each outstanding warrant or option to purchase a number of shares of Common Stock will automatically convert into a warrant or option to purchase the same number of shares of Delaware Common Stock. Each stock certificate representing issued and outstanding shares of Common Stock will continue to represent the same number of shares of Delaware Common Stock. Following completion of the Merger, arrangements will be made for holders of BioSafe share certificates to exchange their certificates for share certificates of Waste Systems International. The Company's Common Stock is listed for trading on the Nasdaq Small-Cap Market and its trading symbol is BSFE. After the Merger, the Delaware Common Stock will be traded on the Nasdaq SmallCap Market under the symbol WSII. On September 23, 1997 the closing price was $.6875.

        Management after the Reincorporation Merger. Immediately after the Effective Date, members of the Board of Directors of the Delaware Company will be composed of the then-current members of the Board of Directors of the Company. The current members of the Board of Directors of the Company will continue to hold office as directors of the Delaware Company for the terms and subject to the provisions set forth in the Delaware Charter Documents. The current officers of the Company will become the officers of the Delaware Company.

        Employee Benefit Plans. All of the Company's employee benefit, stock option and rights plans will be continued, and each outstanding option or right to purchase Common Stock will automatically be converted into an option or right to purchase the same number of shares of the Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions. Approval of the Reincorporation Proposal will also constitute approval of the assumption of all the Company's employee benefit, stock option and rights plans by the Delaware Company.

           Changes to Charter Documents; Possible Anti-takeover Effect

        The Delaware Charter Documents, which will govern the corporate affairs of the Company after the Merger, differ in certain respects from the Company's Articles of Incorporation (the "Nevada Articles") and Bylaws (the "Nevada Bylaws," together with the Nevada Articles, the "Nevada Charter Documents"). The following is a summary of the principal changes.

        The Delaware Charter Documents provide that any action required or permitted to be taken by shareholders of the Company may be effected at a duly called annual or special meeting. If a shareholder wishes a proposal to be considered at an annual or special meeting under the Delaware Bylaws, he must give timely advance notice to the Company in accordance with the provisions of the Delaware Bylaws. The Delaware Bylaws permit only the Company's Chairman of the Board, President, or a majority of the members of the Company's Board of Directors to call a special meeting of shareholders. In addition, under the Delaware Charter Documents, a director may be removed only for cause by the affirmative vote of two-thirds of the outstanding shares entitled to vote at an election of directors at a special meeting called for that purpose.

        The Delaware Certificate authorizes the Board of Directors to issue up to 1,000,000 shares of Delaware Preferred Stock and to determine the price, rights, preferences, privileges and restrictions, including voting rights of those shares without any further vote or action by the Company's shareholders. This does not represent a material change from the Nevada Articles, which also include authority for up to 1,000,000 shares of undesignated Preferred Stock. The rights of the holders of Delaware Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any Delaware Preferred Stock that may be issued in the future. The issuance of Delaware Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third-party to acquire a majority of the voting stock of the Company. In connection with the Merger, the 97,378 shares of Preferred Stock of the Company now outstanding will be converted into a like number of shares of Series A Preferred Stock of the Delaware Company.

        In addition, the Company is subject to Section 203 of the Delaware General Corporation Law ("Section 203"), which places certain restrictions on the ability of Delaware corporations to engage in business combinations with interested shareholders. See "Business Combinations" on page __.

        The   foregoing   provisions   could  be  deemed  to  have  a   possible
anti-takeover effect by deterring or delaying the ability of a substantial shareholder to exercise a controlling influence over the actions of the Company. The Board of Directors of the Company believes that such provisions are desirable in that they strengthen the Company's ability to protect the interests of the stockholders in the event of a proposed change of control.

        The Reincorporation Proposal will effect a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Proxy Statement. The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Delaware Certificate and the Delaware By-Laws, copies of which are attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively. Copies of the Nevada Articles and Nevada Bylaws are available for inspection at the principal executive office of the Company and copies will be sent to stockholders, without charge, upon written request directed to Robert Rivkin, BioSafe International, Inc., 10 Fawcett Street, Cambridge, MA 02138 (telephone number (617) 497-4500).

Increase in Authorized Common Stock

        The number of shares of Common Stock authorized for issuance under the Delaware Certificate, which will be the Certificate of Incorporation of the Company following the Merger, is 150,000,000 shares, which represents a 50% increase in the number of shares authorized for issuance, from 100,000,000 shares to 150,000,000 shares.

        In the opinion of the Board of Directors increasing the number of authorized but unissued shares of Common Stock would be in the best interests of the Company insofar as increasing the number of authorized shares of Common Stock affords the Company the opportunity to take a number of corporate initiatives, although the Company has no specific such initiatives presently under consideration. These initiatives include, among others, the following:

        First, the Company may consider a stock dividend or stock split. In order to declare a stock dividend or a stock split, there must be a sufficient number of authorized but unissued shares of Common Stock available to be issued to existing Company stockholders. Thus, additional authorized but unissued shares of Common Stock might eventually be necessary for the Company to declare stock dividends or stock splits to existing shareholders. Further, the existence of authorized but unissued shares of Common Stock does not affect the ability of the Company to declare cash dividends.

        Second, the Company may consider one or more merger and acquisition transactions. In certain circumstances, merger and acquisition transactions require the issuance of authorized but unissued shares of common stock in consideration of the business or assets to be acquired. If the Company determined it was in its best interests to acquire or merge with another entity, the acquisition or merger agreement might require an exchange of shares of each entity's stock and the issuance of authorized but unissued shares by the Company. Thus, a sufficient number of authorized but unissued shares of the Company's Common Stock must be available for issuance under such circumstances.

        Third, the Company may desire to raise additional capital through the sale on the primary market of authorized but unissued shares of Common Stock. Such additional capital could, for example, be used by the Company to improve its equity capital position or to provide funds needed for expansion.

        Although there are many advantages to increasing the authorized number of shares of Common Stock from 100,000,000 to 150,000,000, the increase could result, in certain circumstances, in the dilution of existing shareholders' ownership interests in the Company at some point in the future. This could occur, for example, where authorized but unissued shares of Common Stock are sold by the Company in the public or private equity markets and existing shareholders are not given (or do not take advantage of) the right to maintain their percentage ownership interests through the purchase of a portion of the new issuance of stock. In such case, the sale of new shares of Common Stock would dilute the existing shareholders' ownership interest in the Company. Holders of the Company's Common Stock have no pre-emptive rights as to any shares issued in the future. Therefore, the Company may issue shares of Common Stock without first offering such shares to the Company's then-current stockholders. However, the Company does not presently have any plan to issue authorized but unissued shares of Common Stock.

Vote Required for the Reincorporation Proposal

        Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger and the Delaware Charter Documents and (ii) the Delaware Company's assumption of BioSafe's employee benefit plans and stock option plans, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and at least 51% of the Preferred Stock entitled to vote and voting as a separate class. Upon the Effective Date of the Merger, the Company's name will change to Waste Systems International, Inc.

Principal Reasons for the Proposed Reincorporation

         As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

        Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

        Increased Ability to Attract and Retain Qualified Directors. Both Nevada and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The Company believes that, in general, Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Nevada law. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved.

        Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords.

        No Change in Board Members, Business, Management, Employee Benefit Plans or Location of Principal Facilities of the Company. The Reincorporation Proposal will effect only a change in the name and legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this proxy statement. The Proposed Reincorporation will NOT result in any change in the business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company.

        Prior to the Effective Date, the Company will obtain any requisite consents to the Merger from parties with whom it may have material contractual arrangements (the "Material Agreements"). As a result, BioSafe's rights and obligations under such Material Agreements will continue and be assumed by the Delaware Company.

Certain Federal Income Tax Consequences of the Merger

        The Proposed Reincorporation is intended to be a tax-free organization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized by the holders of Common Stock of the Company as a result of the Proposed Reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of Common Stock of the Company will have the same basis in the Delaware Common Stock received as such holder has in the Common Stock of the Company held on the Effective Date of the Proposed Reincorporation. Each stockholder's holding period with respect to the Delaware Common Stock will include the period during which such holder held the corresponding Common Stock of the Company, provided the latter is held as a capital asset on the Effective Date.

        Although the Company believes that the foregoing summary describes the material federal income tax consequences of the Proposed Reincorporation, there can be no assurance that the actual tax consequences will not be different. Stockholders should be advised that the Company has not obtained, and does not intend to request, either a ruling from the Internal Revenue Service or an opinion of counsel regarding any of such tax consequences. Furthermore, the foregoing is only a summary of the federal income tax consequences of the Proposed Reincorporation, and does not deal with all the tax consequences that may be relevant to particular stockholders, such as stockholders who are dealers in securities, foreign persons or stockholders who acquired their Common Stock upon the exercise of stock options or in other compensatory transactions. In view of the individual nature of tax consequences, stockholders are urged to consult their own tax advisers as to the specific tax consequences to them of the Proposed Reincorporation, including the applicability of federal, state, local and foreign tax laws.

Dissenters' Rights

        The following discussion is not a complete statement of the law relating to dissenters' rights and is qualified in its entirety by reference to Exhibit
D. ANY HOLDER WHO WISHES TO EXERCISE STATUTORY DISSENTERS' RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO SHOULD REVIEW CAREFULLY THIS DISCUSSION AND EXHIBIT D. FAILURE TO COMPLY STRICTLY WITH THE PROCEDURES SET FORTH HEREIN AND IN EXHIBIT D WILL RESULT IN THE LOSS OF DISSENTERS' RIGHTS.

        Stockholders of BioSafe will have dissenters' rights with respect to the Merger under the Nevada Business Corporation Act ("NBCA") and will be entitled to receive the "fair value" of their shares upon consummation of the Merger. Under the applicable provisions of the NBCA, the "fair value" of the shares of Common Stock will be equal to the value of the shares immediately before the effectuation of the Merger, excluding any appreciation or depreciation in anticipation of the Merger. Sections 300 through 500 of the NBCA are reprinted in their entirety as Exhibit D. All references in the NBCA and in this summary to a "stockholder" are to the record holder of the shares of Common Stock as to which dissenters' rights are asserted. A person having a beneficial interest in shares of Common Stock that are held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever dissenters' rights the beneficial owner may have.

        Each stockholder electing to exercise his dissenters' rights and seek payment for the fair value of his shares must deliver to the Company, before the vote on the Merger at the Annual Meeting, a written notice of his intent to demand payment for his shares of Common Stock. Stockholders should send this notice to Robert Rivkin, BioSafe International, Inc., 10 Fawcett Street, Cambridge, MA 02138. This written notice must be in addition to and separate from any proxy or vote against the Merger. Voting against, abstaining from voting or failing to vote on the Merger will not constitute a demand for dissenters' rights and payment for shares of Common Stock within the meaning of the NBCA. Any stockholder electing to demand dissenters' rights with respect to the Merger will not be granted dissenters' rights under the NBCA if such stockholder has either voted in favor of the Merger or consented thereto in writing (including by granting the proxy solicited by this proxy statement or by returning a signed proxy without specifying a vote against the Merger or a direction to abstain from such vote).

        If the Merger is approved at the Annual Meeting, the Company will send a notice within 10 days after effectuation of the Merger to all of the stockholders who have satisfied the requirements to assert dissenters' rights. This notice will state where the payment demand is to be sent and where and when certificates for the shares of Common Stock must be deposited. The Company will include in this notice a form for the dissenting stockholder to complete which demands payment, a statement as to the date of the first announcement to news media or the stockholders of the terms of the Merger and a requirement that the stockholder certify to the Company that he acquired the shares of Common Stock before that date. In addition, this notice will set a date by which the Company must receive the completed form of payment demand from the dissenting stockholder; the date will not be fewer than 30 days nor more than 60 days after the date of the Company's notice. To obtain payment for his shares, a dissenting stockholder must complete and return to the Company the completed form of payment demand included with the Company's notice and deposit his shares in accordance with the Company's notice.

        Within  thirty  (30) days  after the  Company  receives  the  demand for payment,  the  Company  will  pay  each  dissenter  who has  complied  with  the applicable provisions of the NBCA the amount the Company estimates to be the fair value of the dissenter's shares plus accrued interest. The Company will also send to the dissenting stockholder along with such payment the following items: (i) the Company's balance sheet for the year ended December 31, 1996;
(ii) a statement of income for that year; (iii) a statement of changes in the stockholders' equity for that year, (iv) the latest interim financial statements, (v) a statement of the Company's estimate of the fair value of the shares; (vi) an explanation of how interest was calculated; (vii) a statement of the dissenter's right to demand payment under the applicable provision of the NBCA; and (viii) a copy of Sections 300 to 500 of the NBCA.

        The NBCA provides that a corporation may elect to withhold payment from a dissenter, unless the stockholder was the beneficial holder of the shares before the date set forth in the Company's notice to dissenting stockholders. To the extent the Company elects to withhold payment, the Company must estimate the fair value of the shares of Common Stock owned by the dissenting stockholder plus accrued interest and will offer this amount to each dissenter. The Company must also give the dissenter an explanation of how the Company calculated the interest and a statement of the dissenter's right to demand payment.

        A dissenting stockholder may reject the Company's offer and supply his own estimate of the fair value of his shares of Common Stock plus interest and demand payment for such amount less any amount he received from the Company. A dissenting stockholder will waive his dissenter's right to demand payment if he fails to notify the Company of his dissatisfaction of the Company's offer within 30 days after the Company has made or offered payment for his shares.

        If a demand for payment remains unsettled, the Company may commence a judicial proceeding in the district court of the county in which the corporation's registered office is located 60 days after receiving the payment demand and petition the court to determine the fair value of the shares of Common Stock and accrued interest owned by the dissenting stockholder. If the Company does not commence a proceeding, the Company is obligated to pay to the dissenting stockholders the amounts demanded by them. The Company will make all dissenting stockholders parties to the proceeding. Each dissenter made a party to the suit is entitled to judgment for either of the following: (a) the amount, if any, by which the court finds the fair value of the dissenter's shares plus interest exceeds the amount paid by the Company or (b) the fair value, plus interest, of the dissenter's after-acquired shares for which the Company elected to withhold payment. The court will assess court costs against the Company except to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith.

Exchange of Stock Certificates

        If the Board of Directors determines to consummate the Merger, as soon as practicable after the Effective Date the Company will send letters of transmittal to all stockholders of record on the Effective Date for use in transmitting stock certificates ("Old Certificates") to the Company's exchange agent.

        Upon proper completion and execution of the letter of transmittal and return thereof to the exchange agent, together with Old Certificates, holders of record will receive certificates ("New Certificates") representing the number of whole shares of Common Stock into which their shares of Common Stock have been converted as a result of the Merger (as well as cash in lieu of fractional shares resulting from the Merger). Until surrendered, each outstanding Old Certificate held by a stockholder shall be deemed for all purposes to represent the number of whole shares to which the holder is entitled as a result of the Merger (as well as cash in lieu of fractional shares resulting from the Merger).

        No service charges will be payable by stockholders in connection with the exchange of certificates; all such expenses will be borne by the Company.

Comparison of Corporation Law of Delaware and Nevada and Application to the Merger

        BioSafe is incorporated under the laws of the State of Nevada, and the Delaware Company is incorporated under the laws of the State of Delaware. The Company stockholders, whose rights as stockholders are currently governed by Nevada law and the Nevada Charter Documents, will become upon consummation of the Merger stockholders of the Delaware Company and their rights will be governed by Delaware law and the Delaware Charter Documents. The following summary does not purport to be a complete statement of the rights of BioSafe's stockholders under applicable Nevada law and the Nevada Charter Documents as compared with the rights of the Delaware stockholders under applicable Delaware law and the Delaware Charter Documents. The summary is qualified in its entirety by the Delaware General Corporation Law ("DGCL") and the NBCA to which stockholders are referred. Generally, the provisions of the Delaware Charter Documents are similar to those of the Nevada Charter Documents in many respects. The discussion of the Delaware Charter Documents is qualified by reference to Exhibit B and Exhibit C.

        Authorized Capital Stock. The Nevada Articles currently authorize the Company to issue up to 100,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. There are currently 97,378 shares of Preferred Stock outstanding. The Delaware Certificate provides that the Company is authorized to issue 150,000,000 shares of Delaware Common Stock and 1,000,000 shares of Delaware Preferred Stock.

        Each of the Nevada Articles and the Delaware Certificate provides that each company's respective Board of Directors is entitled to determine the powers, preferences and rights and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Although they have no present intention of doing so, the Board of Directors of either BioSafe or the Delaware Company, without stockholder approval, could authorize the issuance of preferred stock in the future upon terms or with any rights, preferences and privileges which could have the effect of delaying or preventing a change in control of either company or modifying the effective rights of holders of either company's common stock under applicable Nevada or Delaware law. Each Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

        Amendment to Charter and Bylaws. Delaware and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote (with, in each case, each stockholder being entitled to one vote for each share so held) to approve proposed amendments to a corporation's charter. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock, provided that the corporation's charter documents grant such power to its board of directors. The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely. The number of authorized shares of any such class of stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the stock entitled to vote thereon (without a class vote) if so provided in any amendment to the certificate of incorporation or resolutions creating such class of stock.

        The Delaware Certificate provides that the affirmative vote of not less than 80% of the total votes eligible to be cast by holders of voting stock, voting together as a single class, shall be required to amend or repeal any of the provisions regarding the directors or amendments to the Delaware Certificate.

        Business Combinations. The Delaware Company is subject to the provisions of Section 203 of DGCL. That section provides, with certain exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or affiliate, or associate of such person, who is an "interested stockholder" for a period of three years from the date that such person became an interested stockholder unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. An "interested stockholder" is defined as any person who is (i) the owner of 15% or more of the outstanding voting stock of the corporation or (ii) an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. Section 203 further provides that where it specifies a particular stockholder vote required to approve a matter, no provision in the certificate of incorporation or bylaws may require a greater vote.

        Nevada law regulates combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors, as opposed to Delaware's provision that allows interested stockholder combinations at the time of the transaction with stockholder approval. Finally, after the three-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt out of the statute and BioSafe has done so. The Nevada Articles provides that BioSafe may engage in transactions with its directors or other entity in which its directors or officers are financially interested provided that the fact of such relationship is disclosed to the Board of Directors and stockholders entitled to vote and the transaction is fair and reasonable to the company.

        Cumulative Voting. Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to (x) the number of voting shares held by him multiplied by (y) the number of directors to be elected. The stockholder may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

        Nevada law permits cumulative voting in the election of directors as long as certain procedures are followed. Although Delaware law does not explicitly grant cumulative voting, a Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. Neither the Nevada Articles nor the Delaware Certificate provides for cumulative voting.

        Vacancies. Subject to the rights, if any, of any series of Delaware Preferred Stock to elect directors and to fill vacancies on the Board of Directors, vacancies during the year shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director appointed shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

         Removal of Directors. Under Delaware law, the holders of a majority of voting shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting in which case if less than the entire board is to be removed no director may be removed without cause if the vote cast against his removal would be enough to elect him. Nevada law requires at least two-thirds of the majority of voting shares or class entitled to vote at an election of directors to remove a director. Furthermore, Nevada law does not make a distinction between removals for cause and removals without cause.

         Actions by Written Consent of Stockholders. Nevada law and Delaware law each provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. The Delaware Certificate and the Nevada Articles, however, each provide that any action by the stockholders of such class must be taken at an annual or special meeting of stockholders and may not be taken by written consent.

         Stockholder Vote for Mergers and Other Corporate Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Nevada law nor Delaware law requires stockholder approval by the stockholders of a surviving corporation in a merger or consolidation as long as the surviving corporation issues no more than 20% of its voting stock in the transaction.

         Dissenters' Rights. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder's shares in lieu of the consideration such stockholder would otherwise receive in any such transaction. Either a court or the parties by agreement determine the fair market value of the stockholder's shares.

         Under Delaware law, appraisal rights are generally available for the shares of any class or series of stock of the Delaware Company in a merger or consolidation. No appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either (i) listed on a national security exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or (ii) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of clause (i) or (ii) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except: (i) shares of stock of the corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation is either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares; or (iv) any combination of the foregoing. No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

         Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his shares in the event of consummation of, a plan of merger or plan of exchange in which the corporation is a party and any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. As with Delaware law, Nevada law provides an exception to dissenters' rights. Holders (i) of securities listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or (ii) of securities held by 2,000 stockholders of record are generally not entitled to dissenters' rights. For a more complete description of the dissenters' rights applicable to the Merger, please refer to the section entitled "Dissenters' Rights" which begins on page 19 of this Proxy Statement.

         Stockholder Inspection Rights. Delaware law grants any stockholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

         Nevada law provides that any person who has been a stockholder of record of a corporation for at least six months immediately preceding his demand, or any person who owns or has been authorized by the holders of at least 5% of all of its outstanding shares, is entitled to inspect and copy the stock ledger. Furthermore, any person who has been a stockholder of record of any corporation and owns or has been authorized by the holders of at least 15% of all of its outstanding shares, is entitled to inspect and copy other corporate records.

         Derivative Suits. Under Delaware and Nevada law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or the stockholder acquired the stock thereafter by operation of law.

         Dividends and Distributions. Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business; and (ii) render the corporation's total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

         Delaware law permits a corporation to pay dividends out of either (i) surplus or (ii) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except when the capital is diminished to an amount less than the aggregate amount of the capital represented by issued and outstanding stock having a preference on the distribution of assets. Delaware law defines surplus as the excess, at any time, of the net assets of a corporation (determined on a fair market value, as opposed to historical cost, basis) over its stated capital.

         To date, neither the BioSafe nor the Delaware Company has paid dividends on its common stock. The payment of dividends, if any, is within the discretion of the Board of Directors of the Delaware Company and will depend upon the Delaware Company's earnings, its capital requirements and financial condition, and other relevant factors. The Board of Directors of the Delaware Company does not intend to declare any dividends in the foreseeable future, but instead intends to retain all earnings, if any, for use in the Delaware Company's business operations.

         Limitation of Liability and Indemnification Matters. Nevada law and Delaware law each permit corporations to adopt provisions in their charter documents that eliminate or limit the personal liability of directors to the corporation or their stockholders for monetary damages for breach of a director's fiduciary duty, subject to the differences discussed below.

         In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify directors, officers, employees and agents for attorneys' fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

         In derivative suits, a corporation in either jurisdiction may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders. Delaware law does not permit corporations to indemnify parties for amounts paid in derivative actions without court approval.

         No corporation may indemnify a party unless it makes a determination that indemnification is proper. In Delaware, the corporation through its stockholders, directors or independent legal counsel will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. In Nevada, the corporation through its stockholders, directors or independent counsel must determine only that the indemnification is proper.

         Delaware law provides that a corporation may advance attorneys' fees to a director, officer or employee upon receipt of an undertaking to repay the corporation if the person seeking the advance is ultimately found not to be entitled to indemnification. Nevada law does not require employees to give the undertaking. Both jurisdictions preclude liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Nevada law does not expressly preclude a corporation from limiting liability for a director's breach of the duty of loyalty or preclude a corporation from limiting liability for any transaction from which a director derives an improper personal benefit.

                                   PROPOSAL 3
          APPROVAL OF AMENDMENT TO 1995 STOCK OPTION AND INCENTIVE PLAN

       The Company uses stock options as an important part of the overall compensation structure for its employees. As explained in "Report of the
Compensation Committee" above, the Board of Directors and the Compensation Committee believe that it is desirable to use equity-based incentives to retain, motivate and attract quality personnel for the Company. Prior to the Board of Directors' approval on June 30, 1997 of an amendment to the BioSafe
International Inc. 1995 Stock Option Plan, the Plan provided for grants of options to purchase up to 1,500,000 shares of Common Stock. Options granted under the Plan may be either incentive stock options ("Incentive Options") or non-qualified stock options ("Non-Qualified Options"). On September 10, 1997, options to purchase 6,512,088 shares granted to officers and employees of the Company were outstanding. Of that number, options to purchase 5,875,008 shares were granted to officers of the Company. The Company believes that the remaining shares available under the Plan are insufficient to fully serve the Company's long-term compensation requirements after 1997. Accordingly, the Board of Directors has voted, subject to stockholder approval, to amend the Plan to permit the grant of options to purchase up to 8,500,000 additional shares of Common Stock of the Company, (the Plan with this amendment, the "Amended Option Plan"). On September 10, 1997 outstanding and unexercised options equaled 12% of the Company's total outstanding shares of Common Stock and Preferred Stock on an as-converted basis. Pursuant to the proposed amendment, shares outstanding and available for future grant under the Amended Option Plan will equal approximately 15% of the total number of shares outstanding, including shares issuable on conversion of outstanding Preferred Stock and Convertible Notes. A summary of the Amended Option Plan is set forth below.

Summary of the Amended Option Plan

       The following description of certain features of the Amended Option Plan is intended to be a summary and is qualified in its entirety by reference to the full text of the Amended Option Plan.

       Number of Shares Subject to the Amended Option Plan. The Amended Option Plan provides for the issuance of, or grant of options to purchase, up to 8,500,000 shares of Common Stock. The proceeds received by the Company from option exercises under the Amended Option Plan will be used for the general corporate purposes. On September 23, 1997, the closing price of the Company's Common Stock, as reported on the Nasdaq Small-Cap Market, was $.6875.

       Plan Administration. The Plan is administered by the Compensation Committee of the Board of Directors of the Company. All members of the Committee are required to be and are "Disinterested Persons," as that term is defined under the rules promulgated by the Securities and Exchange Commission and "Outside Directors," as that term is defined under Section 162(m) of the Code and the regulations promulgated thereunder.

       Awards under the Amended Option Plan. The Amended Option Plan provides for the grant of Incentive Options and Non-Qualified Options; stock appreciation rights, restricted and unrestricted share of Common Stock, performance shares and dividend equivalent rights.

       Eligibility. Persons eligible to participate in the Plan are those full- or part-time officers, other employees and other key persons of the Company or its subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its subsidiaries, as selected from time to time by the Compensation Committee in its sole discretion. Independent Directors of the Company are eligible to receive awards under the Plan on a limited basis.

       Nature of Options. Options under the Amended Option Plan may be either Incentive Options within the definition of Section 422 of the Code or Non-Qualified Options.

       Stock Appreciation Rights. Upon exercise of a stock appreciation right, the recipient will receive an amount of cash, shares of Common Stock, or any combination of cash and shares the Compensation Committee deems appropriate, equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price specified in the right (or, in the case of a tandem right, the exercise price specified in the related option) multiplied by the number of shares with respect to which the right was exercised.

       Restricted Stock. A restricted award entitles the recipient to receive shares of Common Stock subject to such conditions and restrictions as the Committee may determine. Upon the satisfaction of any conditions prescribed by the Compensation Committee, the restrictions applicable to the Restricted Stock will lapse and the shares will be deemed vested in the participant.

       Performance Share Awards. Upon the satisfaction of any performance goals prescribed by the Compensation Committee, the recipient of a Performance Share Award shall receive shares of Common Stock. A recipient of Performance Shares will have the rights of a shareholder only with respect to shares actually received by the participant and not with respect to shares that are subject to the satisfaction of performance goals.

       Dividend Equivalent Rights. Dividend Equivalent Rights entitle the recipient to receive credits for dividends that would be paid if the grantee had held specified shares of the Common Stock. Dividend equivalents credited under the Plan may be paid currently or be deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue additional dividend equivalents at fair market value at the time of the deemed reinvestment or on the terms then governing the reinvestment of dividends under the Company's dividend reinvestment plan, if any.

       Other Option Terms. The Compensation Committee has authority to determine the terms of options granted under the Amended Option Plan; provided, however, that no Incentive Option or Nonqualified Option may be granted with an exercise price that is less than the fair market value of the shares of Common Stock at the date of the option grant. The Amended Option Plan provides that such fair market value will be deemed to be the last reported sale price of the shares of Common Stock on the principal stock exchange on which the shares of Common Stock are listed. Options may be exercised subject to such vesting schedule as the Compensation Committee determines, except that no option shall be exercisable after the tenth anniversary of the date of an Incentive Option. In the event of a Change in Control, as defined in the Amended Option Plan, all outstanding Stock Options and Stock Appreciation Rights shall automatically become exercisable and vested in full and all Restricted Stock Awards and Performance Share Awards shall be subject to such terms as provided by the Compensation Committee. No option granted under the Amended Option Plan is transferable by the optionee other than by will or applicable law of intestate succession, and options may be exercised during the optionee's lifetime only by the optionee or his or her guardian or legal representative. Options granted under the Plan expire on the tenth anniversary of the date of grant.

       Options under the Amended Option Plan may be exercised for cash or, if permitted by the Compensation Committee, by transfer to the Company of shares of Common Stock having a fair market value equivalent to the option exercise price of the shares being purchased, or by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Company on behalf of the Option holder. To qualify as Incentive Options, options must meet additional federal tax requirements, including limits on the value of shares of Common Stock subject to Incentive Options which first become exercisable in any one year.

       Adjustments for Stock Dividends, Mergers, etc. The Amended Option Plan authorizes the Compensation Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the Amended Option Pan and of any outstanding option to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation or similar event, the Compensation Committee in its discretion may provide for appropriate substitution or adjustments.

       Tax Withholdings. Optionees under the Amended Option Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise. Optionees may elect to have such tax withholding obligations satisfied either by authorizing the Company to withhold shares of Common Stock to be issued pursuant to an option exercise or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes. Such an election is subject to certain limitations for participants subject to the requirements of Section 16(b) of the Exchange Act.

Tax Aspects Under the U.S. Internal Revenue Code

       The following is a summary of the principal federal income tax consequences of transactions under the Amended Option Plan. It does not describe all federal tax consequences under the Amended Option Plan, nor does it describe state or local tax consequences.

       Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of Common Stock issued to an optionee pursuant to the exercise of an Incentive Option are not sold or transferred within two years from the date of grant or within one year after the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

       If shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (2) the Company will be entitled to deduct such amount. Special rules will apply where the optionee is subject to Section 16(b) of the Exchange Act or where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of Common Stock.

       If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Nonqualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or six months or one year in the case of termination of employment by reason of death or disability, respectively).

       Nonqualified Options. With respect to Nonqualified Options under the Amended Option Plan, no income is realized by the optionee at the time the option is granted. Generally, (1) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (2) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where the optionee is subject to Section 16(b) of the Exchange Act or where all or a portion of the exercise price of the Nonqualified Option is paid by tendering shares of Common Stock.

       Recent Tax Law Changes. As a result of Section 162(m) of the Code, the Company's deduction for Nonqualified Options and other awards under the Amended Option Plan may be limited to the extent that a "covered employee" (i.e., the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table of this proxy statement) receives compensation in excess of $1,000,000 in such taxable year.

Grants Under the Amended Option Plan

       The following table discloses the benefits granted under the Plan in 1997 pursuant to a vote of the Board of Directors on June 30, 1997.

                           BioSafe International, Inc.
                      1995 Stock Option and Incentive Plan

                                                        Number of Option Shares
       Name and Position                                 to be Granted in 1997

       Philip Strauss, Chairman,
       President and CEO.............................              2,614,294

       Robert Rivkin, Vice President,
       CFO, Secretary and Treasurer..................              2,614,294

       Joseph E. Motzkin.............................                 96,500

       Executive Group...............................              5,325,088

       Non-Executive Director Group..................                 40,000

       Non-Executive Officer
       Employee Group ........................                       426,000

---------------------


        The Board of  Directors  recommends a vote FOR this Proposal.

                                   PROPOSAL 4

                 APPROVAL OF AMENDMENT TO 1995 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

       On June 30, 1997, the Board of Directors adopted, subject to stockholder approval, to amend the 1995 Stock Option Plan for Non-Employee Directors (the "Amended Non-Employee Directors Plan"). At this meeting, the stockholders are being asked to vote to approve the Amended Non-Employee Directors Plan. The Board believes that the Amended Non-Employee Directors Plan is an important element of the Company's strategy for attracting and retaining highly-qualified directors with specialized experience in the Company's principal business area to provide leadership and support for the Company.

Summary of Plan

       Under the Director Plan, directors are entitled to receive a Non-Qualified Option to purchase 10,000 shares of the Company's Common Stock for each year of service as a director of the Company. The Amended Non-Employee Directors Plan will entitle each director to receive a one-time grant of a Non-Qualified Option to purchase 20,000 shares of the Company's Common Stock upon his or her election to the Board of Directors, which option shall vest immediately with respect to all of the underlying shares. This grant will apply to the directors elected on June 30, 1997 and August 20, 1997. Directors will still be entitled to receive a Non-Qualified Option to purchase 10,000 shares of the Company's Common Stock for each calendar year of service as a director of the Company. Each such option is subject to vesting at a rate of 2,500 shares for each year that the holder remains a director of the Company, such vesting to take place at the end of each calendar year. In the case of a person who first becomes a director during a calendar year, such person will receive, for the year in which he or she first becomes a director, an option to purchase a pro rata portion of 10,000 shares of Common Stock based on the number of days remaining in the calendar year following the date on which he or she first became a director, subject to annual vesting in four annual increments as described above. All options are exercisable at a price equal to the market value of the Company's Common Stock on the grant date, which is the first business day of the calendar year if the optionee is a director on such date, or is otherwise the date on which the optionee becomes a director. Any director who fails to attend three regularly scheduled meetings of the Board in a calendar year will forfeit vesting of his or her option for the year.

       Restrictions on transfer of Options granted under the Amended Non-Employee Directors' Plan, provisions regarding their exercise, and provisions for adjustment to reflect stock dividends, stock splits and similar events are equivalent to those provided under the Amended Option Plan, and the tax consequences of such options are as described above with respect to Non-Qualified Options. The Amended Non-Employee Directors' Plan provides that the provisions establishing the amount, price and timing of option grants under the Amended Non-Employee Directors' Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Options granted under the Amended Non-Employee Directors' Plan are treated as non-qualified options for federal income tax purposes.

       The table below shows the aggregate number of options that will be granted to Non-Executive Directors (as a group) by the Company in 1997, assuming adoption of the Amended Non-Employee Directors. Each option granted has an exercise price equal to 100% of the fair market value.


           BioSafe International, Inc. Amended 1995 Stock Option Plan
                           for Non-Employee Directors

                                                                 Number of
                                                            Option Shares to be
Name of  Group                                                  Granted in 1997
----------------------------                                -------------------
Non-Executive Director Group                                         40,000

      The Board of  Directors  recommends a vote FOR this proposal.

                                   PROPOSAL 5

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The accounting firm of KPMG Peat Marwick LLP has served as the Company's independent auditors since March 29, 1995. On June 30, 1997, the Board of Directors voted to appoint KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year. The Board of Directors recommends the ratification of this selection. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

          The Board of  Directors  recommends a vote FOR this Proposal.


                                  OTHER MATTERS

Solicitation of Proxies

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

Stockholder Proposals

         A stockholder proposal submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 1998 Annual Meeting of Stockholders must be received by the Company by May 22, 1998; provided, however, that if the scheduled date of 1998 Annual Meeting of Stockholders is changed by more than 30 calendar days from October 24, stockholder proposals must be received by the Company a reasonable time before the proxy solicitation for the 1998 Annual Meeting of Stockholders. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission for such a proposal to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Secretary, BioSafe International, Inc., 10 Fawcett Street, Cambridge, Massachusetts 02138.

Other Matters

         The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                                  EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                         OF BIOSAFE INTERNATIONAL, INC.
                     INTO WASTE SYSTEMS INTERNATIONAL, INC.


         AGREEMENT AND PLAN OF MERGER made this ___ day of _______, 1997, by and between BioSafe International, Inc., a corporation organized in and governed by the laws of the State of Nevada (the "Nevada Company") and Waste Systems International, Inc. (the "Delaware Company"), a corporation organized in and governed by the laws of the State of Delaware, each with principal executive offices at 10 Fawcett Street, Cambridge, MA 02138.

         WHEREAS, the Board of Directors of the Nevada Company and the Delaware Company, respectively, deem it advisable and generally to the advantage and welfare of the two corporate parties and the shareholders of each of the parties that the Nevada Company merge with the Delaware Company under and pursuant to the provisions of the Business Corporation Law of State of Nevada and of the General Corporation Law of the State of Delaware.

         NOW, THEREFORE, in consideration of the promises and of the mutual agreements herein contained and of the mutual benefits hereby provided, it is agreed by and between the parties hereto as follows:

                  1. MERGER. The Nevada Company shall be and it hereby is merged into the Delaware Company.

                  2. EFFECTIVE DATE. This Agreement and Plan of Merger shall become effective immediately upon compliance with the laws of the States of Nevada and Delaware, the time of such effectiveness being hereinafter called the Effective Date.

                  3. SURVIVING CORPORATION. The Delaware Company shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware and the separate corporate existence of the Nevada Company shall cease forthwith upon the Effective Date.

                  4. CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of the Delaware Company as it exists on the Effective Date shall be the Certificate of Incorporation of the Delaware Company following the Effective Date (the "Certificate") unless and until the same shall be amended or repealed in accordance with the provisions thereof. Such Certificate shall constitute the Certificate of Incorporation of the Delaware Company separate and apart from this Agreement of Merger and may be separately certified as the Certificate of Incorporation of the Delaware Company.

                  5. BYLAWS. The Bylaws of the Delaware Company as they exist on the Effective Date shall be the Bylaws of the Delaware Company following the Effective Date unless and until the same shall be amended or repealed in accordance with theprovisions thereof.

                  6. BOARD OF DIRECTORS AND OFFICERS. The members of the Board of Directors and the officers of the Delaware Company immediately after the Effective Date shall be those persons who were the members of the Board of Directors and the officers, respectively, of the Delaware Company on the Effective Date, and such persons shall serve in such offices, respectively, for the terms provided by law, in the Bylaws, in the Certificate or until their respective successors are elected and qualified.

                  7. CANCELLATION OF SECURITIES. The securities of the Delaware Company in existence on the Effective Date all of which are held beneficially and of record by the Nevada Company, shall be canceled and shall cease to be issued and outstanding shares on and after the Effective Date.

                  8. CONVERSION OF OUTSTANDING SECURITIES OF THE NEVADA COMPANY. Upon the Effective Date, each outstanding share of common stock, $.001 par value, of the Nevada Company ("Nevada Common Stock"), will be automatically
converted   into one share of the Nevada Company common stock,  $.001 par value, of the Delaware Company ("Delaware Common Stock"); each outstanding share of Series A Preferred stock, $.001 par value per share, of the Nevada Company will be automatically converted into one share of the Delaware Company Series A Preferred Stock, $.001 par value per share; each outstanding convertible debenture of the Nevada Company will automatically convert into a convertible debenture of the Delaware Company, having the same face amount and identical terms and convertible into the same number of shares of Delaware Common Stock as the number of shares of Nevada Common Stock into which it was formerly convertible; and each outstanding warrant or option of the Nevada Company to purchase a number of shares of Nevada Common Stock will automatically convert into a warrant or option of the Delaware Company to purchase the same number of shares of Delaware Common Stock. The conversion of each of the Nevada Company secutities into its corresponding Delaware Company security shall occur automatically upon the Effective Date without necessity of further action on the part of any person. Each stock certificate representing theretofore issued and outstanding shares of Nevada Common Stock will represent the same number of shares of Delaware Common Stock and shall be exchangeable for a stock certificate of the Delaware Company representing such number of shares of Delaware Common Stock in accordance with such procedures as may be established by the Delaware Company.

                  9. RIGHTS AND LIABILITIES OF DELAWARE COMPANY. At and after the Effective Date, the Delaware Company shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal, and mixed, of each of the parties hereto; all debts due to the Nevada Company shall be vested in the Delaware Company; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the parties hereto shall be as effectively the property of the Delaware Company as they were of the respective parties hereto; the title to any real estate vested by deed or otherwise in the Nevada Company shall not revert or be in any way impaired by reason of the merger, but shall be vested in the Nevada Company; all rights of creditors and all liens upon any property of either of the parties hereto shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Date; all debts, liabilities, and duties of the respective parties hereto shall thenceforth attach to the Delaware Company and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it; and the Delaware Company shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the merger.

         10. AMENDMENT AND ABANDONMENT. Subject to applicable law, at any time prior to the Effective Date, the directors of the Nevada Company and the directors of the Delaware Company may amend or abandon this Agreement; provided however, that the principal terms may not be amended without stockholder approval.

         IN WITNESS WHEREOF, each of the corporate parties hereto has caused this Agreement and Plan of Merger to be executed.

                               WASTE SYSTEMS INTERNATIONAL, INC.



                               By:      Philip Strauss
                                        Chairman, President and
                                        Chief Executive Officer




                                BIOSAFE INTERNATIONAL, INC.


                                By:     Philip Strauss
                                        Chairman, President and
                                        Chief Executive Officer

                                   BYLAWS

                                       OF

                        WASTE SYSTEMS INTERNATIONAL, INC.



                                    ARTICLE I

                                  Stockholders

         SECTION 1. Annual Meeting. The annual meeting of stockholders shall be held at the hour, date and place within or without the United States which is fixed by the majority of the Board of Directors, the Chairman of the Board, if one is elected, or the President, which time, date and place may subsequently be changed at any time by vote of the Board of Directors. If no annual meeting has been held for a period of thirteen months after the Corporation's last annual meeting of stockholders, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these Bylaws or otherwise, all the force and effect of an annual meeting. Any and all references hereafter in these Bylaws to an annual meeting or annual meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

         SECTION 2. Matters to be Considered at Annual Meetings. At any annual meeting of stockholders or any special meeting in lieu of annual meeting of stockholders (the "Annual Meeting"), only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before such Annual Meeting. To be considered as properly brought before an Annual Meeting, business must be: (a) specified in the notice of meeting, (b) otherwise properly brought before the meeting by, or at the direction of, the Board of Directors, or (c) otherwise properly brought before the meeting by any holder of record (both as of the time notice of such proposal is given by the stockholder as set forth below and as of the record date for the Annual Meeting in question) of any shares of capital stock of the Corporation entitled to vote at such Annual Meeting who complies with the requirements set forth in this
Section 2.

         In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder of record of any shares of capital stock entitled to vote at such Annual Meeting, such stockholder shall: (i) give timely notice as required by this Section 2 to the Secretary of the Corporation and (ii) be present at such meeting, either in person or by a representative. For all Annual Meetings, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the "Anniversary Date"); provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of
(A) the 75th day prior to the scheduled date of such Annual Meeting or (B) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.

         For purposes of these Bylaws, "public announcement" shall mean: (i) disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, (ii) a report or other document filed publicly with the Securities and Exchange Commission (including, without limitation, a Form 8-K), or (iii) a letter or report sent to stockholders of record of the Corporation at the time of the mailing of such letter or report.

         A stockholder's notice to the Secretary shall set forth as to each matter proposed to be brought before an Annual Meeting: (i) a brief description of the business the stockholder desires to bring before such Annual Meeting and the reasons for conducting such business at such Annual Meeting, (ii) the name and address, as they appear on the Corporation's stock transfer books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation's capital stock beneficially owned by the stockholder proposing such business, (iv) the names and addresses of the beneficial owners, if any, of any capital stock of the Corporation registered in such stockholder's name on such books, and the class and number of shares of the Corporation's capital stock beneficially owned by such beneficial owners, (v) the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of shares of the Corporation's capital stock beneficially owned by such other stockholders, and (vi) any material interest of the stockholder proposing to bring such business before such meeting (or any other stockholders known to be supporting such proposal) in such proposal.

         If the Board of Directors or a designated committee thereof determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section 2 or that the information provided in a stockholder's notice does not satisfy the information requirements of this
Section 2 in any material respect, such proposal shall not be presented for action at the Annual Meeting in question. If neither the Board of Directors nor such committee makes a determination as to the validity of any stockholder proposal in the manner set forth above, the presiding officer of the Annual Meeting shall determine whether the stockholder proposal was made in accordance with the terms of this Section 2. If the presiding officer determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section 2 or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section 2 in any material respect, such proposal shall not be presented for action at the Annual Meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a stockholder proposal was made in accordance with the requirements of this Section 2, the presiding officer shall so declare at the Annual Meeting and ballots shall be provided for use at the meeting with respect to such proposal.

        Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder with respect to the matters set forth in this By-Law, and nothing in this By-Law shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

         SECTION 3. Special Meetings. Except as otherwise required by law and subject to the rights, if any, of the holders of any series of Preferred Stock of the Corporation, special meetings of the stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office.

         SECTION 4. Matters to be Considered at Special Meetings. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation, unless otherwise provided by law.

         SECTION 5. Notice of Meetings; Adjournments. A written notice of all Annual Meetings stating the hour, date and place of such Annual Meetings shall be given by the Secretary or an Assistant Secretary (or other person authorized by these Bylaws or by law) not less than 10 days nor more than 60 days before the Annual Meeting, to each stockholder entitled to vote thereat and to each stockholder who, by law or under the Amended and Restated Certificate of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the "Certificate") or under these Bylaws, is entitled to such notice, by delivering such notice to him or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation's stock transfer books. Such notice shall be deemed to be delivered when hand delivered to such address or deposited in the mail so addressed, with postage prepaid.

         Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the written notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

         Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a written waiver of notice is signed before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance was for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual Meeting or special meeting of stockholders need be specified in any written waiver of notice.

         The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this
Article I or Section 3 of Article II hereof or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder's notice under Section 2 of Article I and Section 3 of
Article II of these Bylaws.

         When any meeting is convened, the presiding officer may adjourn the meeting if (a) no quorum is present for the transaction of business, (b) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (c) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place to which the meeting is adjourned; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Certificate or these Bylaws, is entitled to such notice.

         SECTION 6. Quorum. The holders of shares of voting stock representing a majority of the voting power of the outstanding shares of voting stock issued, outstanding and entitled to vote at a meeting of stockholders, represented in person or by proxy at such meeting, shall constitute a quorum; but if less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 5 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         SECTION 7. Voting and Proxies. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the books of the Corporation, unless otherwise provided by law or by the Certificate. Stockholders may vote either in person or by written proxy, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies shall be filed with the Secretary of the meeting before being voted. Except as otherwise limited therein or as otherwise provided by law, proxies shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid, and the burden of proving invalidity shall rest on the challenger.

         SECTION 8. Action at Meeting. When a quorum is present, any matter before any meeting of stockholders shall be decided by the vote of a majority of the voting power of shares of voting stock, present in person or represented by proxy at such meeting and entitled to vote on such matter, except where a larger vote is required by law, by the Certificate or by these Bylaws. Any election by stockholders shall be determined by a plurality of the votes cast, except where a larger vote is required by law, by the Certificate or by these Bylaws. The Corporation shall not directly or indirectly vote any shares of its own stock; provided, however, that the Corporation may vote shares which it holds in a fiduciary capacity to the extent permitted by law.

         SECTION 9. Action by Consent. Any action required or permitted to be taken by the Stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly-called Annual or Special Meeting of Stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof.


         SECTION 10. Stockholder Lists. The Secretary or an Assistant Secretary (or the Corporation's transfer agent or other person authorized by these Bylaws or by law) shall prepare and make, at least 10 days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the hour, date and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         SECTION 11. Presiding Officer. The Chairman of the Board, if one is elected, or if not elected or in his or her absence, the President, shall preside at all Annual Meetings or special meetings of stockholders and shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 5 and 6 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.

         SECTION 12. Voting Procedures and Inspectors of Elections. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The

Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the General Corporation Law of the State of Delaware, as amended from time to time (the "DGCL"), including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspector(s), and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspector(s). All determinations by the inspector(s) and, if applicable, the presiding officer shall be subject to further review by any court of competent jurisdiction.


                                   ARTICLE II

                                    Directors

         SECTION 1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Certificate or required by law.

         SECTION 2. Number and Terms. The number of Directors of the Corporation shall be fixed by resolution duly adopted from time to time by the Board of Directors. The Directors shall hold office in the manner provided in the Certificate.

         SECTION 3. Director Nominations. Nominations of candidates for election as directors of the Corporation at any Annual Meeting may be made only (a) by, or at the direction of, a majority of the Board of Directors or (b) by any holder of record (both as of the time notice of such nomination is given by the stockholder as set forth below and as of the record date for the Annual Meeting in question) of any shares of the capital stock of the Corporation entitled to vote at such Annual Meeting who complies with the timing, informational and other requirements set forth in this Section 3. Any stockholder who has complied with the timing, informational and other requirements set forth in this Section 3 and who seeks to make such a nomination, or his, her or its representative, must be present in person at the Annual Meeting. Only persons nominated in accordance with the procedures set forth in this Section 3 shall be eligible for election as directors at an Annual Meeting.

         Nominations, other than those made by, or at the direction of, the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 3. For the first

Annual Meeting following the initial public offering of common stock of the Corporation, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of (A) the 75th day prior to the scheduled date of such Annual Meeting or (B) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation. For all subsequent Annual Meetings, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 120 days prior to the Anniversary Date; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the
Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed and received by, the Corporation at its principal executive office not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such Annual Meeting or (ii) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.

         A stockholder's notice to the Secretary shall set forth as to each person whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation's capital stock which are beneficially owned by such person on the date of such stockholder notice, and
(iv) the consent of each nominee to serve as a director if elected. A stockholder's notice to the Secretary shall further set forth as to the stockholder giving such notice: (i) the name and address, as they appear on the Corporation's stock transfer books, of such stockholder and of the beneficial owners (if any) of the Corporation's capital stock registered in such stockholder's name and the name and address of other stockholders known by such stockholder to be supporting such nominee(s), (ii) the class and number of shares of the Corporation's capital stock which are held of record, beneficially owned or represented by proxy by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee(s) on the record date for the Annual Meeting in question (if such date shall then have been made publicly available) and on the date of such stockholder's notice, and (iii) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

         If the Board of Directors or a designated committee thereof determines that any stockholder nomination was not made in accordance with the terms of this Section 3 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3 in any material respect, then such nomination shall not be considered at the Annual Meeting in question. If neither the Board of Directors nor such committee makes a determination as to whether a nomination was made in accordance with the provisions of this Section 3, the presiding officer of the Annual Meeting shall determine whether a nomination was made in accordance with such provisions. If the presiding officer determines that any stockholder nomination was not made in accordance with the terms of this Section 3 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this
Section 3 in any material respect, then such nomination shall not be considered at the Annual Meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a nomination was made in accordance with the terms of this Section 3, the presiding officer shall so declare at the Annual Meeting and ballots shall be provided for use at the meeting with respect to such nominee.

         Notwithstanding anything to the contrary in the second sentence of the second paragraph of this Section 3, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 75 days prior to the Anniversary Date, a stockholder's notice required by this
Section 3 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if such notice shall be delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the 15th day following the day on which such public announcement is first made by the Corporation.

         No person shall be elected by the stockholders as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section. Election of Directors at the annual meeting need not be by written ballot, unless otherwise provided by the Board of Directors or presiding officer at such annual meeting. If written ballots are to be used, ballots bearing the names of all the persons who have been nominated for election as Directors at the annual meeting in accordance with the procedures set forth in this Section shall be provided for use at the annual meeting.

         SECTION 4. Qualification. No Director need be a stockholder of the Corporation.

         SECTION 5. Vacancies. Subject to the rights, if any, of the holders of any series of Preferred Stock of the Corporation to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been duly elected and qualified or until his or her earlier resignation or removal. Subject to the rights, if any, of the holders of any series of Preferred Stock of the Corporation to elect Directors, when the number of Directors is increased or decreased, the Board of Directors shall determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

         SECTION 6. Removal. Directors may be removed from office in the manner provided in the Certificate.

         SECTION 7. Resignation. A Director may resign at any time by giving written notice to the Chairman of the Board, if one is elected, the President or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

         SECTION 8. Regular Meetings. The regular annual meeting of the Board of Directors shall be held, without notice other than this By-Law, on the same date and at the same place as the Annual Meeting following the close of such Annual Meeting of Stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine without notice other than such resolution.

         SECTION 9. Special Meetings. Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the Directors, the Chairman of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

         SECTION 10. Notice of Meetings. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each Director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairman of the Board, if one is elected, or the President or such other officer designated by the Chairman of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each Director in person, by telephone, or by telex, telecopy, telegram, or other written form of electronic communication, sent to his or her business or home address, at least 24 hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least 48 hours in advance of the meeting. Such notice shall be deemed to be delivered when hand delivered to such address, read to such Director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if telexed or telecopied, or when delivered to the telegraph company if sent by telegram.

         When any Board of Directors meeting, either regular or special, is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the hour, date or place of any meeting adjourned for less than 30 days or of the business to be transacted thereat, other than an announcement at the meeting at which such adjournment is taken of the hour, date and place to which the meeting is adjourned.

         A written waiver of notice signed before or after a meeting by a Director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Certificate or by these Bylaws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         SECTION 11. Quorum. At any meeting of the Board of Directors, a majority of the Directors then in office shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 10 of this Article II. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present.

         SECTION 12. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, a majority of the Directors present may take any action on behalf of the Board of Directors, unless otherwise required by law, by the Certificate or by these Bylaws.

         SECTION 13. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing. Such written consent shall be filed with the records of the meetings of the Board of Directors and shall be treated for all purposes as a vote at a meeting of the Board of Directors.

         SECTION 14. Manner of Participation. Directors may participate in meetings of the Board of Directors by means of conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these Bylaws.

         SECTION 15. Committees. The Board of Directors, by vote of a majority of the Directors then in office, may elect from its number one or more committees, including, without limitation, an Executive Committee, a Compensation Committee, a Stock Option Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by law, by the Certificate or by these Bylaws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these Bylaws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors. The Board of Directors shall have power to rescind any action of any committee, to the extent permitted by law, but no such rescission shall have retroactive effect.

         SECTION 16. Compensation of Directors. Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors provided that Directors who are serving the Corporation as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as Directors of the Corporation.


                                   ARTICLE III

                                    Officers

         SECTION 1. Enumeration. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary and such other officers, including, without limitation, a Chairman of the Board of Directors and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine.

         SECTION 2. Election. At the regular annual meeting of the Board following the annual meeting of stockholders, the Board of Directors shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

         SECTION 3. Qualification. No officer need be a stockholder or a Director. Any person may occupy more than one office of the Corporation at any time. Any officer may be required by the Board of Directors to give bond for the faithful performance of his or her duties in such amount and with such sureties as the Board of Directors may determine.

         SECTION 4. Tenure. Except as otherwise provided by the Certificate or by these Bylaws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

         SECTION 5. Resignation. Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

         SECTION 6. Removal. Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the Directors then in office.

         SECTION 7. Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

         SECTION 8. Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

         SECTION 9. President. Unless otherwise provided by the Board of Directors or the Certificate, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the direction of the Board of Directors, have general supervision and control of the Corporation's business. If there is no Chairman of the Board or if he or she is absent, the President shall preside, when present, at all meetings of stockholders and of the Board of Directors. The President shall have such other powers and perform such other duties as the Board of Directors may from time to time designate.

         SECTION 10. Chairman of the Board. The Chairman of the Board, if one is elected, shall preside, when present, at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and shall perform such other duties as the Board of Directors may from time to time designate.

         SECTION 11. Vice Presidents and Assistant Vice Presidents. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

         SECTION 12. Treasurer and Assistant Treasurers. The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer.

         Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

         SECTION 13. Secretary and Assistant Secretaries. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities.

         Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

         SECTION 14. Other Powers and Duties. Subject to these Bylaws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or the Chief Executive Officer.


                                   ARTICLE IV

                                  Capital Stock

         SECTION 1. Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairman of the Board of Directors, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by Corporation officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law.

         SECTION 2. Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock may be transferred only on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

         SECTION 3. Record Holders. Except as may otherwise be required by law, by the Certificate or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws.

         It shall be the duty of each stockholder to notify the Corporation of his or her post office address and any changes thereto.

         SECTION 4. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (2) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         SECTION 5. Replacement of Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.


                                    ARTICLE V

                                 Indemnification

         SECTION 1. Definitions. For purposes of this Article: (a) "Officer" means any person who serves or has served as a Director or officer of the Corporation or in any other office filled by election or appointment by the stockholders or the Board of Directors of the Corporation and any heirs, executors, administrators or personal representatives of such person; (b) "Non-Officer Employee" means any person who serves or has served as an employee of the Corporation, but who is not or was not an Officer, and any heirs, executors, administrators or personal representatives of such person; (c) "Proceeding" means any threatened, pending, or completed action, suit or proceeding (or part thereof), whether civil, criminal, administrative, arbitrative or investigative, any appeal of such an action, suit or proceeding, and any inquiry or investigation which could lead to such an action, suit, or proceeding; and (d) "Expenses" means any liability fixed by a judgment, order, decree or award in a Proceeding, any amount reasonably paid in settlement of a Proceeding and any professional fees and other expenses and disbursements reasonably incurred in a Proceeding or in settlement of a Proceeding, including fines, taxes and penalties relating thereto.

         SECTION 2. Officers. Except as provided in Section 4 of this Article V, each Officer of the Corporation shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader rights than said law permitted the Corporation to provide prior to such amendment) against any and all Expenses incurred by such Officer in connection with any Proceeding in which such Officer is involved as a result of serving or having served (a) as an Officer or employee of the Corporation, (b) as a director, officer or employee of any subsidiary of the Corporation, or (c) in any capacity with any other corporation, organization, partnership, joint venture, trust or other entity at the written request or direction of the Corporation, including service with respect to employee or other benefit plans, and shall continue as to an Officer after he or she has ceased to be an Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives; provided, however, that the Corporation shall indemnify any such Officer seeking indemnification in connection with a Proceeding initiated by such Officer only if such Proceeding was authorized by the Board of Directors of the Corporation.

         SECTION 3. Non-Officer Employees. Except as provided in Section 4 of this Article V, each Non-Officer Employee of the Corporation may, in the discretion of the Board of Directors, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader rights than said law permitted the Corporation to provide prior to such amendment) against any or all Expenses incurred by such Non-Officer Employee in connection with any Proceeding in which such Non-Officer Employee is involved as a result of serving or having served (a) as a Non-Officer Employee of the Corporation, (b) as a director, officer or employee of any subsidiary of the Corporation, or (c) in any capacity with any other corporation, organization, partnership, joint venture, trust or other entity at the request or direction of the Corporation, including service with respect to employee or other benefit plans, and shall continue as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators; provided, however, that the Corporation may indemnify any such Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized by the Board of Directors of the Corporation.

         SECTION 4. Good Faith. No indemnification shall be provided pursuant to this Article V to an Officer or to a Non-Officer Employee with respect to a matter as to which such person shall have been finally adjudicated in any Proceeding not to have acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the event that a Proceeding is compromised or settled prior to final adjudication so as to impose any liability or obligation upon an Officer or Non-Officer Employee, no indemnification shall be provided pursuant to this Article V to said Officer or Non-Officer Employee with respect to a matter if there be a determination that with respect to such matter such person did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful. The determination contemplated by the preceding sentence shall be made by (i) a majority vote of those Directors who are not involved in such Proceeding (the "Disinterested Directors"); (ii) by the stockholders; or (iii) if directed by a majority of Disinterested Directors, by independent legal counsel in a written opinion. However, if more than half of the Directors are not Disinterested Directors, the determination shall be made by (i) a majority vote of a committee of one or more disinterested Director(s) chosen by the Disinterested Director(s) at a regular or special meeting; (ii) by the stockholders; or (iii) by independent legal counsel chosen by the Board of Directors in a written opinion.

         SECTION 5. Prior to Final Disposition.  Unless otherwise  determined by
(i) the Board of Directors, (ii) if more than half of the Directors are involved in a Proceeding by a majority vote of a committee of one or more Disinterested Director(s) chosen in accordance with the procedures specified in Section 4 of this Article or (iii) if directed by the Board of Directors, by independent legal counsel in a written opinion, any indemnification extended to an Officer or Non-Officer Employee pursuant to this Article V shall include payment by the Corporation or a subsidiary of the Corporation of Expenses as the same are incurred in defending a Proceeding in advance of the final disposition of such Proceeding upon receipt of an undertaking by such Officer or Non-Officer Employee seeking indemnification to repay such payment if such Officer or Non-Officer Employee shall be adjudicated or determined not to be entitled to indemnification under this Article V.

         SECTION 6. Contractual Nature of Rights. The foregoing provisions of this Article V shall be deemed to be a contract between the Corporation and each Officer and Non-Officer Employee who serves in such capacity at any time while this Article V is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any Proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts. If a claim for indemnification or advancement of expenses hereunder by an Officer or Non-Officer Employee is not paid in full by the Corporation within 60 days after a written claim for indemnification or documentation of expenses has been received by the Corporation, such Officer or Non-Officer Employee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Officer or Non-Officer Employee shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification or advancement of expenses under this Article V shall not be a defense to the action and shall not create a presumption that such indemnification or advancement is not permissible

         SECTION 7. Non-Exclusivity of Rights. The provisions in respect of indemnification and the payment of expenses incurred in defending a Proceeding in advance of its final disposition set forth in this Article V shall not be exclusive of any right which any person may have or hereafter acquire under any statute, provision of the Certificate or these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise; provided, however, that in the event the provisions of this Article V in any respect conflict with the terms of any agreement between the Corporation or any of its subsidiaries and any person entitled to indemnification under this Article V, then the provision which is more favorable to the relevant individual shall govern.

         SECTION 8. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Officer or Non-Officer Employee, or arising out of any such status, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article V.


                                   ARTICLE VI

                            Miscellaneous Provisions

         SECTION 1. Fiscal Year. Except as otherwise determined by the Board of Directors, the fiscal year of the Corporation shall end on the last day of December of each year.

         SECTION 2. Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

         SECTION 3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without Director action may be executed on behalf of the Corporation by the Chairman of the Board, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or Executive Committee may authorize.

         SECTION 4. Voting of Securities. Unless the Board of Directors otherwise provides, the Chairman of the Board, if one is elected, the President or the Treasurer may waive notice of and act on behalf of this Corporation, or appoint another person or persons to act as proxy or attorney in fact for this Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by this Corporation.

         SECTION 5. Resident Agent. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

         SECTION 6. Corporate Records. The original or attested copies of the Certificate, Bylaws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at the office of its counsel or at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

         SECTION 7. Certificate. All references in these Bylaws to the Certificate shall be deemed to refer to the Amended and Restated Certificate of Incorporation of the Corporation, as amended and in effect from time to time.

         SECTION 8.  Amendment of Bylaws.

         (a) Amendment by Directors. Except as provided otherwise by law, these Bylaws may be amended or repealed by the Board of Directors.

         (b) Amendment by Stockholders. These Bylaws may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least two-thirds of the total votes eligible to be cast on such amendment or repeal by holders of voting stock, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of a majority of the total votes eligible to be cast on such amendment or repeal by holders of voting stock, voting together as a single class.

Adopted and effective as of ____________, 1997.

                                   EXHIBIT C

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                        WASTE SYSTEMS INTERNATIONAL, INC.


                                    ARTICLE I

                                      NAME

         The name of the Corporation is Waste Systems International, Inc.

                                   ARTICLE II

                                REGISTERED OFFICE

         The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

                                    PURPOSES

         The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

                                  CAPITAL STOCK

         The total number of shares of capital stock which the Corporation shall have the authority to issue is One Hundred Fifty One Million (151,000,000) shares of which (i) One Hundred Fifty Million (150,000,000) shares shall be common stock, par value $.001 per share (the "Common Stock"), and (ii) One Million (1,000,000) shares shall be preferred stock, par value $.001 per share (the "Preferred Stock").

                               A. PREFERRED STOCK

         As set forth in this Article IV, the Board of Directors or any authorized committee thereof is authorized from time to time to establish and designate one or more series of Preferred Stock, to fix and determine the variations in the relative rights and preferences as between the different series of Preferred Stock in the manner hereinafter set forth in this Article IV, and to fix or alter the number of shares comprising any such series and the designation thereof to the extent permitted by law.

         The number of authorized shares of the class of Preferred Stock may be increased or decreased (but not below the number of shares outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock.

         The   designations,   powers,   preferences  and  rights  of,  and  the
qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below.

         Subject to any limitations prescribed by law, the Board of Directors or any authorized committee thereof is expressly authorized to provide for the issuance of the shares of Preferred Stock in one or more series of such stock, and by filing a certificate pursuant to applicable law of the State of Delaware, to establish or change from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof. Any action by the Board of Directors or any authorized committee thereof under this Article IV to fix the designations, powers, preferences and the relative, participating, optional or other special rights of the shares of a series of Preferred Stock and any qualifications, limitations and restrictions thereof shall require the affirmative vote of a majority of the Directors then in office or a majority of the members of such committee. The Board of Directors or any authorized committee thereof shall have the right to determine or fix one or more of the following with respect to each series of Preferred Stock to the extent permitted by law:

                  (a) The distinctive serial designation and the number of shares constituting such series;

                  (b) The rights in respect of dividends or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends, and the participating and other rights, if any, with respect to dividends;

                  (c) The voting powers, full or limited, if any, of the shares of such series;

                  (d) Whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions on which, such shares may be redeemed;

                  (e) The amount or amounts payable upon the shares of such series and any preferences applicable thereto in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                  (f) Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such fund;

                  (g) Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                  (h) The price or other consideration for which the shares of such series shall be issued;

                  (i) Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of Preferred Stock (or series thereof) and whether such shares may be reissued as shares of the same or any other class or series of stock; and

                  (j) Such other powers, preferences, rights, qualifications, limitations and restrictions thereof as the Board of Directors or any authorized committee thereof may deem advisable.

                                 B. COMMON STOCK

         1. Voting. Each holder of record shall be entitled to one vote for each share of Common Stock standing in his name on the books of the Corporation.

         2. Dividends. Subject to applicable law, the holders of Common Stock shall be entitled to receive dividends out of funds legally available therefor at such times and in such amounts as the Board of Directors may determine in its sole discretion, with each share of Common Stock sharing equally, share for share, in such dividends.

         3. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation Event"), after the payment or provision for payment of all debts and liabilities of the Corporation and all preferential amounts to which the holders of Preferred Stock are entitled with respect to the distribution of assets in liquidation, the holders of Common Stock shall be entitled to share ratably in the remaining assets of the Corporation available for distribution.

         4. Notices. In the event that the Corporation provides any notice, report or statement to any holder of Common Stock, the Corporation shall at the same time provide a copy of any such notice, report or statement to each holder of outstanding Common Stock.

                                    ARTICLE V

                               BOARD OF DIRECTORS

         1. General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

         2. Election of Directors. Election of Directors need not be by written ballot unless the By-laws of the Corporation shall so provide.

         3. Terms of Directors. The number of Directors of the Corporation shall be fixed by resolution duly adopted from time to time by the Board of Directors. The Directors of the Corporation shall serve for one-year terms expiring on the date of the Corporation's Annual Meeting and until such Director's successor shall have been duly elected and qualified or until their earlier resignation or removal. At each succeeding annual meeting of the Stockholders of the Corporation, the successors of the Directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting.

         Notwithstanding the foregoing,  whenever, pursuant to the provisions of
Article IV of this Certificate of Incorporation, the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation and any certificate of designations applicable thereto.

         During any period when the holders of any series of Preferred Stock have the right to elect additional Directors as provided for or fixed pursuant to the provisions of Article IV hereof, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of Directors of the Corporation shall automatically be increased by such specified number of Directors, and the holders of such Preferred Stock shall be entitled to elect the additional Directors so provided for or fixed pursuant to said provisions, and (ii) each such additional Director shall serve until such Director's successor shall have been duly elected and qualified, or until such Director's right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to such Director's earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional Directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional Directors, shall forthwith terminate and the total and authorized number of Directors of the Corporation shall be reduced accordingly.

         4. Stockholder Nominations of Director Candidates. Advance notice of nominations for the election of Directors, other than by the Board of Directors of a committee thereof, shall be given in the manner provided in the By-laws.

         5. Vacancies. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the created or vacated directorship and until such Director's successor shall have been duly elected and qualified or until his or her earlier resignation or removal. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect Directors, no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

         6. Removal. Subject to the rights, if any, of any series of Preferred Stock to elect Directors and to remove any Director whom the holders of any such stock have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of at least two-thirds of the total votes which would be eligible to be cast by stockholders in the election of such Director. At least 30 days prior to any meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal shall be sent to the Director whose removal will be considered at the meeting. For purposes of this Certificate of Incorporation, "cause," with respect to the removal of any Director shall include (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of any action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to the Corporation.

                                   ARTICLE VI

                               STOCKHOLDER ACTION

         Any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof. Except as otherwise required by law and subject to the rights of the holders of any series of preferred stock, special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, (ii) the Chairman of the Board, if one is elected, or (iii) the President. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation, unless otherwise provided by law. Advance notice of any matters or nominations which stockholder intend to propose for action at an annual meeting shall be given in the manner provided in the By-laws.

                                   ARTICLE VII

                             LIMITATION OF LIABILITY

         A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that the elimination or limitation of liability is not permitted under the Delaware General Corporation Law as in effect when such liability is determined. No amendment or repeal of this provision shall deprive a director of the benefits hereof with respect to any act or omission occurring prior to such amendment or repeal.

         Any repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such repeal or modification with respect to any acts or omissions occurring before such repeal or modification of a person serving as a Director at the time of such repeal or modification.

                                  ARTICLE VIII

                              AMENDMENT OF BY-LAWS

         1. Amendment by Directors Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the Board of Directors.

         2. Amendment by Stockholders. The By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least two-thirds of the total votes eligible to be cast on such amendment or repeal by holders of voting stock, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of a majority of the total votes eligible to be cast on such amendment or repeal by holders of voting stock, voting together as a single class.


                                   ARTICLE IX

                    AMENDMENT OF CERTIFICATE OF INCORPORATION

         The Corporation reserves the right to amend or repeal this Certificate of Incorporation in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation. No amendment or repeal of this Certificate of Incorporation shall be made unless the same is first approved by the Board of Directors pursuant to a resolution adopted by the Board of Directors in accordance with Section 242 of the DGCL, and, except as otherwise provided by law, thereafter approved by the stockholders. Whenever any vote of the holders of voting stock is required to amend or repeal any provision of this Certificate of Incorporation, and in addition to any other vote of holders of voting stock that is required by this Certificate of Incorporation, or by law, the affirmative vote of a majority of the total votes eligible to be cast by holders of voting stock with respect to such amendment or repeal, voting together a single class, at a duly constituted meeting of stockholders called expressly for such purpose shall be required to amend or repeal any provisions of this Certificate of Incorporation; provided, however, that the affirmative vote of not less than 80% of the total votes eligible to be cast by holders of voting stock, voting together as a single class, shall be required to amend or repeal any of the provisions of Article VI or Article X of this Certificate of Incorporation.

                                    ARTICLE X

                                 INDEMNIFICATION

         The Corporation shall, to the fullest extent permitted by the Delaware General Corporation Law, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, administrative or investigative, by reason of the fact that such person is or was, or has agreed to become, a director or officer of the corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, from and against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom.

         Indemnification may include payment by the Corporation of expenses in defending an action or proceeding in advance of the final disposition of such action or proceeding upon receipt of any undertaking by the person indemnified to repay such payment if it is ultimately determined that such person in not entitled to indemnification under this Article, which undertaking may be accepted without reference to the financial ability of such person to make such payments.

         The Corporation shall not indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person unless the initiation thereof was approved by the Board of Directors of the Corporation.

         The indemnification rights provided in this Article X (i) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of such persons. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

         Any person seeking indemnification under this Article shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established.

         Any amendment or repeal of the provisions of this Article shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any act or omission of such director or officer occurring prior to such amendment or repeal.


                                   ARTICLE XI

                                      BOOKS

         The  books  of  this   Corporation   may  (subject  to  any   statutory
requirements) be kept outside the State of Delaware as may be designated by the Board of Directors or in the Bylaws.
                  [Remainder of page left intentionally blank]

                           WASTE SYSTEMS INTERNATIONAL, INC.


                            By:  _______________________________
                                 Philip Strauss
                                 President


                            By:   _______________________________
                                  Robert Rivkin
                                  Secretary

                                    EXHIBIT D

                             NEVADA REVISED STATUTES
                TITLE 7.  BUSINESS ASSOCIATIONS; SECURITIES; COMMODITIES
                     CHAPTER 92A.  MERGERS AND EXCHANGES OF INTEREST
                           RIGHTS OF DISSENTING OWNERS


92A.300. Definitions.

   As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to
92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305. "Beneficial stockholder" defined.

   "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310. "Corporate action" defined.

   "Corporate action" means the action of a domestic corporation.

 92A.315. "Dissenter" defined.

   "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

 92A.320. "Fair value" defined.

   "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

 92A.325. "Stockholder" defined.

   "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

 92A.330. "Stockholder of record" defined.

   "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

 92A.335. "Subject corporation" defined.

   "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

 92A.340. Computation of interest.

   Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

 92A.350. Rights of dissenting partner of domestic limited partnership.

   A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

 92A.360. Rights of dissenting member of domestic limited-liability company.

   The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

 92A.370. Rights of dissenting member of domestic nonprofit corporation.

   1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

   2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

 92A.380. Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

   1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
   (a) Consummation of a plan of merger to which the domestic corporation is a party:
   (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or
   (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.
   (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.
   (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
   2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

 92A.390. Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

   1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
   (a) The articles of incorporation of the corporation issuing the shares provide oherwise; or
   (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
   (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
   (I) The surviving or acquiring entity; or
   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or
   (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
   2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

 92A.400. Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

   1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
   2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
   (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
   (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

 92A.410. Notification of stockholders regarding right of dissent.

   1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
   2. If the corporate action creating dissenters' rights is taken without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

92A.420. Prerequisite to demand for payment for shares.

   1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
   (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
   (b) Must not vote his shares in favor of the proposed action.
   2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter.

 92A.430. Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

   1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.
   2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
   (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
   (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
   (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
   (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
   (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

 92A.440. Demand for payment and deposit of certificates; retention of rights of stockholder.

   1. A stockholder to whom a dissenter's notice is sent must:
   (a) Demand payment;
   (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
   (c) Deposit his certificates, if any, in accordance with the terms of the notice.
   2. The stockholder who demands payment and deposits his certificates, if any, retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
   3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

 92A.450. Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

   1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
   2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

 92A.460. Payment for shares: General requirements.

   1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
   (a) Of the county where the corporation's  registered  office is located;  or
   (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
   2. The payment must be accompanied by:
   (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
   (b) A statement of the subject corporation's estimate of the fair value of the shares;
   (c) An explanation of how the interest was calculated;
   (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and
   (e) A copy of NRS 92A.300 to 92A.500, inclusive.

 92A.470. Payment for shares: Shares acquired on or after date of dissenter's notice.

   1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
   2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

 92A.480. Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

   1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
   2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

 92A.490. Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

   1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
   2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
   3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
   4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
   5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
   (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
   (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

 92A.500. Legal proceeding to determine fair value: Assessment of costs and fees.

   1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
   2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
   (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
   (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
   3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
   4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
   5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                           BIOSAFE INTERNATIONAL, INC.
           Proxy for Annual Meeting of Stockholders, October 24, 1997
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Philip Strauss and Robert Rivkin, and each of them, as Proxies of the undersigned, with full power of substitution, and authorizes each of them to represent and to vote all shares of Common Stock of BioSafe International, Inc. (the "Company") held by the undersigned as of the close of business of September 10, 1997 at the Annual Meeting of Stockholders to be held at Goodwin, Procter & Hoar LLP, 53 State Street, Second Floor Conference Center, Boston, Massachusetts on Friday, October 24, 1997, at 10:00 am, local time, and at any adjournments or postponements thereof. The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 1996 Annual Report to Stockholders, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is executed. Please mark boxes with an X in blue or black ink.

         1.      To elect the following persons as Directors:
                      Jay Matulich, Robert Rivkin and Philip Strauss.

                    FOR all nominees                WITHHELD from all nominees

                    FOR, except vote withheld form the following nominees(s)
                                    ________________________

         2. To approve a change in the Company's state of incorporation from Nevada to Delaware including a change of corporate name and related changes to the certificate of incorporation and bylaws, as described in the Proxy Statement.

                             FOR              AGAINST                    ABSTAIN

         3. To approve an amendment to the Company's 1995 Stock Option and Incentive Plan (the "1995 Plan") to increase the number of shares of the Company's Common Stock available for issuance under the 1995 Plan, as described in the Proxy Statement.

                             FOR              AGAINST                    ABSTAIN

         4. To approve an amendment to the Company's 1995 Stock Option Plan for Non-Employee Directors to provide newly-elected non-employee directors an option to purchase 20,000 shares of the Company's common stock upon election, as described in the Proxy Statement.

                       FOR              AGAINST                    ABSTAIN
         5. To ratify the selection of KPMG Peat Marwick, L.L.P. as the independent auditors of the Company for the fiscal year ending December 31, 1996.

                             FOR              AGAINST                    ABSTAIN

         When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no director is given, this proxy will be voted for the election of all the nominees listed in Proposal 1 and for the items described in Proposals 2, 3, 4, and 5 and at the Proxies' discretion upon such other business as may properly come before the meeting. PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


Please sign name exactly as shown.
                                                     Where  there  is more  than
                                                     one  holder,   each  should
                                                     sign   the   proxy.    When
                                                     signing  as  an   attorney,
                                                     administrator,    executor,
                                                     guardian or trustee, please
                                                     add your title as such.  If
                                                     executed by a  corporation,
                                                     the proxy  should be signed
                                                     by   a   duly    authorized
                                                     person,  stating his or her
                                                     title or authority.

                                      Signature:___________________________
                                          Dated:_________________________,1997

                           BIOSAFE INTERNATIONAL, INC.
           Proxy for Annual Meeting of Stockholders, October 24, 1997
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Philip Strauss and Robert Rivkin, and each of them, as Proxies of the undersigned, with full power of substitution, and authorizes each of them to represent and to vote all shares of Preferred Stock of BioSafe International, Inc. (the "Company") held by the undersigned as of the close of business of September 10, 1997 at the Annual Meeting of Stockholders to be held at Goodwin, Procter & Hoar LLP, 53 State Street, Second Floor Conference Center, Boston, Massachusetts on Friday, October 24, 1997, at 10:00 am, local time, and at any adjournments or postponements thereof. The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 1996 Annual Report to Stockholders, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is executed. Please mark boxes with an X in blue or black ink.

          1.      To elect the following persons as Directors:

                  David Breazzano, Charles Johnston, Jay Matulich,
                  Judy K. Mencher, William B. Philipbar, Robert Rivkin and Philip Strauss.

                    FOR all nominees                 WITHHELD from all nominees

                    FOR, except vote withheld form the following nominees(s)
                                       ________________________

                  2. To approve a change in the Company's state of incorporation from Nevada to Delaware including a change of corporate name and related changes to the certificate of incorporation and bylaws, as described in the Proxy Statement.

                                      FOR     AGAINST                    ABSTAIN

                  3. To approve an amendment to the Company's 1995 Stock Option and Incentive Plan (the "1995 Plan") to increase the number of shares of the Company's Common Stock available for issuance under the 1995 Plan, as described in the Proxy Statement.

                                      FOR     AGAINST                    ABSTAIN

                  4. To approve an amendment to the Company's 1995 Stock Option Plan for Non-Employee Directors to provide newly-elected non-employee directors an option to purchase shares of the Company's common stock upon election, as described in the Proxy Statement.
                                      FOR     AGAINST                    ABSTAIN

                  5. To ratify the selection of KPMG Peat Marwick, L.L.P. as the independent auditors of the Company for the fiscal year ending December 31, 1996.

                                      FOR     AGAINST                    ABSTAIN

         When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no director is given, this proxy will be voted for the election of all the nominees listed in Proposal 1 and for the items described in Proposals 2, 3, 4, and 5 and at the Proxies' discretion upon such other business as may properly come before the meeting. PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

                                                              Please sign name
                                                              exactly  as shown.
                                                              Where   there   is
                                                              more    than   one
                                                              holder,       each
                                                              should   sign  the
                                                              proxy.        When
                                                              signing    as   an
                                                              attorney,
                                                              administrator,
                                                              executor, guardian
                                                              or trustee, please
                                                              add your  title as
                                                              such.  If executed
                                                              by a  corporation,
                                                              the  proxy  should
                                                              be   signed  by  a
                                                              duly    authorized
                                                              person,    stating
                                                              his or  her  title
                                                              or authority.

                                      Signature:___________________________
                                          Dated:_________________________,1997